UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DOLBY LABORATORIES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

(415) 558-0200

December 23, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Dolby Laboratories, Inc. that will be held on February 2, 2011 at 10:30 a.m. Pacific Standard Time at our offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813. The accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card or written voting instruction form are being made available to you on or about December 23, 2010.

We are pleased to be furnishing proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On December 23, 2010, we mailed our stockholders a notice that includes instructions on how to access our Proxy Statement and 2010 Annual Report and how to vote online. The notice also includes instructions on how you can receive a paper copy of your annual meeting materials, including the Notice of Annual Meeting, Proxy Statement and written voting instruction form. If you elected to receive your annual meeting materials by mail, the Notice of Annual Meeting, Proxy Statement and proxy card or written voting instruction form from our Board of Directors were enclosed. If you elected to receive your annual meeting materials via e-mail, the e-mail contains voting instructions and internet links to the Annual Report and the Proxy Statement, both of which are available at http://investor.dolby.com/annuals.cfm.

Details regarding admission to the Annual Meeting of Stockholders and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement. A copy of our 2010 Annual Report is included with the Proxy Statement.

Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible. You may vote over the internet, by telephone or by mailing a proxy card or voting instruction form. Voting over the internet, by telephone, by written proxy card or by written voting instruction form will ensure your representation at the Annual Meeting of Stockholders regardless of whether or not you attend in person. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options.

Thank you for your ongoing support of Dolby Laboratories, Inc.

Sincerely yours,

Kevin Yeaman

President and Chief Executive Officer

DOLBY LABORATORIES, INC.

Notice of Annual Meeting of Stockholders

to be held on February 2, 2011

To the Stockholders of Dolby Laboratories, Inc.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Dolby Laboratories, Inc., a Delaware corporation (the “Company”), will be held at the Company’s executive offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813 on Wednesday, February 2, 2011 at 10:30 a.m. Pacific Standard Time for the following purposes:

1.	To elect nine directors to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to amend and restate the Company’s 2005 Stock Plan;

3.	To hold an advisory vote on executive compensation;

4.	To hold an advisory vote on the frequency of holding an advisory vote on executive compensation;

5.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2011; and

6.	To transact such other business as may properly come before the Annual Meeting and any postponement, adjournment or continuation of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

Only stockholders of record as of the close of business on December 13, 2010 and their proxies are entitled to notice of and to vote at the Annual Meeting and any postponement, adjournment or continuation thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a “legal proxy” issued in your name from the record holder giving you the right to vote the shares. You will need to bring proof of ownership of Company stock to enter the Annual Meeting.

By Order of the Board of Directors

Mark Anderson

Secretary

December 23, 2010

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION FORM IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR, IN MOST CASES, BY USING THE TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” IN THIS PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A “LEGAL” PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

(415) 558-0200

PROXY STATEMENT

The Board of Directors (“Board”) of Dolby Laboratories, Inc., a Delaware corporation (“we,” “us,” “Dolby” or the “Company”), is soliciting proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s executive offices located at 100 Potrero Avenue, San Francisco, CA 94103-4813 on Wednesday, February 2, 2011 at 10:30 a.m. Pacific Standard Time and any postponement, adjournment or continuation thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying notice and form of proxy are first being made available to stockholders on or about December 23, 2010.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the internet. On December 23, 2010, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice of Internet Availability also instructs you on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form.

Internet distribution of our proxy materials helps to expedite receipt by stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

Five proposals will be voted on at the Annual Meeting:

•	The election of directors;

•	The amendment and restatement of the Company’s 2005 Stock Plan;

•	An advisory vote on executive compensation;

•	An advisory vote on the frequency of holding an advisory vote on executive compensation; and

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2011.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

•	“FOR” election of each of the nominated directors specified in this Proxy Statement;

•	“FOR” amendment and restatement of the Company’s 2005 Stock Plan;

•	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers;

•	“FOR” the approval, on an advisory basis, of a biennial advisory vote on executive compensation; and

•	“FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2011.

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on December 13, 2010 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, there were 53,354,523 shares of our Class A Common Stock outstanding and 58,905,627 shares of our Class B Common Stock outstanding. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, on all matters being considered at the Annual Meeting. Each holder of our Class A Common Stock is entitled to one vote for each share of Class A Common Stock held as of the Record Date, and each holder of our Class B Common Stock is entitled to ten votes for each share of Class B Common Stock held as of the Record Date. The Class A Common Stock and Class B Common Stock vote as a single class on all matters described in these proxy materials for which your vote is being solicited.

We refer to our Class A Common Stock and our Class B Common Stock collectively as our “Common Stock”. As of the Record Date, holders of Common Stock are eligible to cast an aggregate of 642,410,793 votes at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock outstanding on the Record Date will constitute a quorum. Both abstentions and broker non-votes (as discussed under “What vote is required to approve each item?”) are counted for the purpose of determining the presence of a quorum.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Dolby’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the “stockholder of record”. Dolby sent directly to stockholders of record the Proxy Statement, Annual Report and proxy card.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or nominee, who is considered with respect to those shares the stockholder of record, forwarded the Notice of Internet Availability of the Proxy Statement, Annual Report and voting instruction form to you. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by completing the voting instruction form.

How do I vote?

You may vote using any of the following methods:

•

By Mail—Stockholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf

•	“FOR” election of each of the nominated directors specified in this Proxy Statement (Proposal 1);

•	“FOR” amendment and restatement of the Company’s 2005 Stock Plan (Proposal 2);

•	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal 3);

•	“FOR” the approval, on an advisory basis, of a biennial advisory vote on executive compensation (Proposal 4); and

•	“FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2011 (Proposal 5).

•

Dolby stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

•

By Internet—Stockholders of record of Common Stock with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you submit voting instructions over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible.

•

By Telephone—Stockholders of record of Common Stock who live in the United States or Canada may submit proxies by following the telephone voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks or nominees. Please check the voting instruction form for telephone voting availability.

•

In person at the Annual Meeting—Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone, or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or, if you have obtained a legal proxy from your broker, bank or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve each item?

Item	Vote Required	Broker Discretionary Voting Allowed
Proposal 1—The election of directors	Plurality of Votes Cast	No

Proposal 2—The amendment and restatement of the Company’s 2005 Stock Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 3—Advisory vote on executive compensation	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 4—Advisory vote on the frequency of holding an advisory vote on executive compensation	Plurality of Votes Cast	No

Proposal 5—The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2011	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The nine nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than nine directors and stockholders may not cumulate votes in the election of directors.

With respect to Proposals 2, 3 and 5, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of these Proposals, the abstention will have the same effect as an AGAINST vote.

With respect to Proposal 4, you may vote FOR Every Three Years, FOR Every Two Years, FOR Every One Year, or ABSTAIN.

If you abstain from voting on Proposals 1 or 4, the abstention will not have an effect on the outcome of the vote.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes”. When a proposal is not a “routine” matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Proposals 1, 2, 3 and 4 are not considered “routine” matters, but the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (Proposal 5) is considered a “routine” matter. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes would be counted for the purpose of determining a quorum, but will not affect the outcome of any other matter being voted on at the Annual Meeting.

Is cumulative voting permitted for the election of directors?

No; the Company’s Bylaws do not permit cumulative voting at any election of directors.

How are proxies solicited?

The costs and expenses of soliciting proxies from stockholders will be paid by the Company. Employees, officers and directors of the Company may solicit proxies. In addition, we have retained Alliance Advisors LLC to assist in soliciting proxies and we expect to pay Alliance Advisors LLC approximately $6,000 for such services, plus reasonable out-of-pocket expenses. In addition, we will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

What is the deadline for stockholder proposals for the 2012 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2012 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), is August 25, 2011.

In addition, our Bylaws contain additional advance notice requirements for stockholders who wish to present certain matters before an annual meeting of stockholders.

Advance Notice of Director Nominations—In general, nominations for the election of directors may be made (1) by or at the discretion of the Board or (2) by any stockholder of the Company who (a) was a stockholder of record at the time of the giving of the notice provided for in the Company’s Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (b) has complied with the notice procedures set forth in the Bylaws, including the delivery of written notice in proper form to the Secretary of the Company within the Notice Period (as defined below) containing specified information concerning the nominees and concerning the stockholder proposing such nominations. If a stockholder wishes only to recommend a candidate for consideration by the Nominating and Governance Committee as a potential nominee for the Company’s Board, see the procedures discussed in “Corporate Governance Matters—Policy for Director Recommendations and Nominations and Diversity Matters”.

Advance Notice of Other Business—The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board, (2) properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action pursuant to the Bylaws and under Delaware law properly brought before the meeting by any stockholder who (a) is a stockholder of record at the time of the giving of the notice provided for in the Company’s Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (b) has complied with the notice procedures set forth in the Bylaws, including the delivery of written notice in proper form to the Secretary of the Company within the Notice Period containing specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

The “Notice Period” is defined as that period not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. If no annual meeting was held in the previous year or the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous years’ annual meeting, then the stockholder’s notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of the meeting was first made. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act. The Notice Period for the 2012 annual stockholder meeting will start on October 9, 2011 and end on November 8, 2011.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at the meeting.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not included in the Company’s proxy materials, should be sent to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attention: Corporate Secretary.

Date of Our Fiscal Year End.

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about Dolby and its executive officers and directors. Some of the information is provided as of the end of our 2008, 2009 or 2010 fiscal years and some information is provided as of a more current date. Each of our fiscal years ends on the last Friday of September. Our 2008 fiscal year ended on September 26, 2008, our 2009 fiscal year ended on September 25, 2009, our 2010 fiscal year ended on September 24, 2010 and our 2011 fiscal year ends on September 30, 2011.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Board proposes the election of nine directors of the Company, each to serve until the next annual meeting of stockholders or until his successor is duly elected and qualified. All of the nominees have been recommended for nomination by the Nominating and Governance Committee and all of them, except for David Dolby, are currently serving as directors of the Company. Ray Dolby, a current director, previously announced his planned retirement from the Board and that he would not stand for re-election at the Annual Meeting. Effective as of the date of the Company’s Annual Meeting, the Board will appoint Ray Dolby to the newly-created and uncompensated position of “Founder and Director Emeritus”. In this position, Ray Dolby will be entitled to attend meetings of the Board and its committees as an observer and to receive copies of the related meeting materials, but he will not have Board voting rights. In exercising its responsibility for evaluating the composition of the Board, the Nominating and Governance Committee regularly discussed potential director candidates throughout fiscal 2010. In the first quarter of fiscal 2011, the Nominating and Governance Committee considered the candidacy of David Dolby, who was identified by Ray Dolby, to fill the Board vacancy created as a result of Ray Dolby’s planned retirement from the Board. Following an interview and evaluation process, the Nominating and Governance Committee recommended the nomination of David Dolby to the Board and the Board nominated David Dolby. All nominees were elected by the stockholders at last year’s annual meeting, except for David Dolby.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

Information Regarding the Nominees

Names of the nominees and certain biographical information about them as of the Record Date are set forth below:

Name	Age	Position with the Company	Director Since
Kevin Yeaman(1)	44	President, Chief Executive Officer and Director	2009
Peter Gotcher	51	Executive Chairman of the Board of Directors	2003
David Dolby	33	Manager, Strategic Partnership	N/A
Nicholas Donatiello, Jr.(2)	50	Director	2009
Ted W. Hall(1) (2)(3)(4)	62	Director	2007
Bill Jasper	63	Director	2003
Sanford Robertson(3)(4)	79	Director	2003
Roger Siboni(2)(3)	56	Director	2004
Avadis Tevanian, Jr.(4)	49	Director	2009

(1)	Member of the Stock Plan Committee
(2)	Member of the Compensation Committee
(3)	Member of the Audit Committee
(4)	Member of the Nominating and Governance Committee

Kevin Yeaman became our President and Chief Executive Officer in March 2009 and has been a member of the Board since he assumed the role of Chief Executive Officer. He joined Dolby as the Chief Financial Officer and Vice President in October 2005, was appointed Senior Vice President in November 2006 and Executive Vice President in July 2007. Prior to joining Dolby, he worked for seven years at E.piphany, Inc., a publicly traded enterprise software company, most recently as the chief financial officer from August 1999 to

October 2005. Previously, Mr. Yeaman also served as Worldwide Vice President of Field Finance Operations for Informix Software, Inc., a provider of relational database software from February 1998 to August 1998. From September 1988 to February 1998, Mr. Yeaman served in Silicon Valley and London in various positions at KPMG LLP, an accounting firm, serving most recently as a senior manager. Mr. Yeaman holds a B.S. degree in commerce from Santa Clara University.

As the Chief Executive Officer and former Chief Financial Officer of the Company, Mr. Yeaman has extensive experience in Dolby’s markets and brings to the Board a deep understanding not only of the role of the Board, but also of the Company and its finances and operations.

Peter Gotcher has served as a director since June 2003 and as Executive Chairman of the Board of Directors since March 2009. Mr. Gotcher is an independent investor. Mr. Gotcher was a venture partner with Redpoint Ventures, a private investment firm, from September 1999 to January 2003. Prior to joining Redpoint Ventures, Mr. Gotcher was a venture partner with Institutional Venture Partners, a private investment firm, from 1997 to September 1999. Prior to joining Institutional Venture Partners, Mr. Gotcher founded and served as the president, chief executive officer and chairman of the board of Digidesign from 1984 to 1995. Digidesign was acquired by Avid Technology, a media software company, in 1995 and Mr. Gotcher served as the general manager of Digidesign and executive vice president of Avid Technology from January 1995 to May 1996. Mr. Gotcher serves on the boards of directors of several private companies. Mr. Gotcher holds a B.A. degree in English literature from the University of California at Berkeley.

As the founder, former chief executive officer and chairman of Digidesign and a former venture capitalist, Mr. Gotcher has a broad understanding of the operational, financial and strategic issues facing public companies. In addition, his service on the boards of a variety of private companies and his extensive experience in Dolby’s markets, provide valuable perspective for the Board and gives him significant operating experience, as well as financial, accounting and corporate governance experience.

David Dolby has served as Manager, Strategic Partnership since May 2008. In this role, Mr. Dolby is responsible for managing Company strategic partnerships and technology standards for Internet media encoding, delivery and playback. He represents the Company in technical and business working groups at a variety of international standards groups, including Universal Serial Bus, Digital Living Network Alliance, Digital Entertainment Content Ecosystem Ultraviolet, and Blu-ray Disc Association. Mr. Dolby has attended industry events with the Company for a significant number of years, including Audio Engineering Society, National Association of Broadcasters, International Consumer Electronics Show, ShoWest, Cine Expo International, IFA, and Custom Electronic Design and Installation Association. Assuming the stockholders elect Mr. Dolby to the Board, and immediately prior to Mr. Dolby becoming a member of the Board, he intends to resign as an employee of the Company and become a consultant to the Board on technology strategy matters. Before joining the Company from 2006 to 2008, Mr. Dolby was a self-employed entrepreneur and investor. Mr. Dolby obtained an M.B.A. from Stanford University between 2004 and 2006. During that time Mr. Dolby served as product manager at Kaleidescape, Inc., a Silicon Valley technology firm focused on high-performance music and movie server systems. From 2003 to 2006, he owned and operated Charter Flight LLC, a private aircraft leasing business. In addition, during 2004, Mr. Dolby was an investment banking analyst focused on technology at Perseus Group (now GCA Savvian). From 2000 to 2002, Mr. Dolby was an employee of NetVMG, a company developing route control software for optimizing multi-homed IP network routing. Before joining NetVMG, Mr. Dolby worked for engineering firms Bechtel, and Poe & Associates. Mr. Dolby received a B.S.E. in Civil Engineering from Duke University and an M.B.A. from Stanford University.

Mr. Dolby brings experience to the Board in home theater system technology, software technology productization, and offers a long-term perspective on the growth of the Company and its commitment to excellence in audio and video.

Nicholas Donatiello, Jr. has served as a director since February 2009. Mr. Donatiello has been the President and CEO of Odyssey Ventures, Inc. since September 1993. Prior to founding Odyssey, he was Press Secretary and Campaign Manager for U.S. Senator Bill Bradley and a consultant at McKinsey & Company. Mr. Donatiello is a director of three of the American Funds managed by Capital Research and Management. He also serves on the boards of directors of a number of private companies and since January 2010, as a member of the board of directors for the Schwab Charitable Fund. In addition, Mr. Donatiello served as director of Classmates Media Corporation, a wholly owned subsidiary of United Online, from 2007 to 2010 and as chairman of the board of Northern California Public Broadcasting, Inc. from 2006 through 2008. Mr. Donatiello holds a B.S.E. degree in systems engineering from Princeton University and an M.B.A. degree from Stanford University.

As the founder, President and CEO of Odyssey Ventures, Inc., a market research firm focused on understanding consumers, media and technology, Mr. Donatiello has extensive experience in the marketing elements of Dolby’s markets. In addition, through his work at McKinsey & Company and his service on the boards of a variety of private and public companies, Mr. Donatiello has a broad understanding of the operational, financial and strategic issues facing companies.

Ted W. Hall has served as a director since February 2007. Mr. Hall has been the General Partner of Long Meadow Ranch and President of the associated Long Meadow Ranch Winery in Napa Valley since 1994. From 1998 to 2007 Mr. Hall served as Chairman of Tambourine, Inc., a specialty music production and distribution company. He has been the Managing Director of Mayacamas Associates, a strategic advisory firm, since 2000. From 1972 to 2000 Mr. Hall served in a variety of senior leadership roles at McKinsey & Company, a leading global consulting firm, including as an elected member of the McKinsey shareholder committee, which is McKinsey’s board of directors, from 1988 to 2000. Mr. Hall is a former Chairman of the Board of The Robert Mondavi Corporation, a global producer of fine wines, and has served on the boards of directors of a wide variety of educational and civic organizations, including the Stanford Business School’s Advisory Council and the San Francisco Symphony. Mr. Hall also serves on the board of directors of Williams-Sonoma, Inc. and Peet’s Coffee & Tea, Inc., as well as Basic American Inc., a private company. A former professional trombonist and record producer, Mr. Hall is a voting member of the National Academy of Recording Arts & Sciences. Mr. Hall holds a B.S.E. degree in electrical engineering from Princeton University and a M.B.A. from Stanford University.

Through his work at McKinsey & Company, Mr. Hall has a broad understanding of the operational, financial and strategic issues facing multinational public companies. In addition, his service on other boards and committees, including as a member of the Audit and Finance and Compensation Committees of Williams-Sonoma, Inc. and Nominating and Governance Committee of Peet’s Coffee & Tea, Inc., gives him significant financial, accounting and corporate governance experience.

Bill Jasper has served as a director since June 2003. Mr. Jasper joined Dolby in February 1979 as Chief Financial Officer and retired as President and Chief Executive Officer in March 2009. Mr. Jasper served in a variety of positions prior to becoming President in May 1983, including as our Vice President, Finance and Administration and Executive Vice President. Mr. Jasper served on the board of FOCUS Enhancements from March 2001 to September 2008. Mr. Jasper is a member of the Audio Engineering Society, the Society of Motion Picture and Television Engineers and an at-large member of the Academy of Motion Picture Arts and Sciences. Mr. Jasper holds a B.S. degree in industrial engineering from Stanford University and a M.B.A. from the University of California at Berkeley.

With his 30 years of experience as an executive officer of the Company, Mr. Jasper has extensive experience in Dolby’s markets and brings to the Board a deep understanding not only of the role of the Board, but also of the Company and its operations.

Sanford Robertson has served as a director since June 2003. Mr. Robertson has been a partner of Francisco Partners, a technology buyout fund, since 1999. Prior to founding Francisco Partners, Mr. Robertson was the founder and chairman of Robertson, Stephens & Co., a technology investment bank formed in 1978 and sold to

BankBoston in 1998. Since the sale, Mr. Robertson has been a technology investor and advisor to several technology companies. Mr. Robertson was also the founder of Robertson, Colman, Siebel & Weisel, later renamed Montgomery Securities, another technology investment bank. Mr. Robertson also serves on the boards of directors of Pain Therapeutics, Inc., salesforce.com and the Schwab Charitable Fund. Mr. Robertson holds a B.B.A. and a M.B.A. from the University of Michigan.

As a founder and director of investment banks and funds, Mr. Robertson brings valuable financial and operational expertise to our Board. In addition, his service on other boards and committees, including as a member of the Audit and Nominating and Corporate Governance Committees of salesforce.com and the Audit and Compensation Committees of Pain Therapeutics, Inc., gives him significant operating experience, as well as financial, accounting and corporate governance experience.

Roger Siboni has served as a director since July 2004. Mr. Siboni served as the chairman of the board of directors of E.piphany, Inc., a provider of customer interaction software, from December 1999 until E.piphany, Inc. was acquired by SSA Global Technologies, Inc. in September 2005. Mr. Siboni also served as president and chief executive officer of E.piphany from August 1998 to July 2003. From July 1996 to August 1998, Mr. Siboni was deputy chairman and chief operating officer of KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting firm. From July 1993 to June 1996, Mr. Siboni was managing partner of the KPMG Peat Marwick LLP’s information, communication and entertainment practice. Mr. Siboni also serves on the board of directors of Cadence Design Systems and a number of private companies, including IronPlanet, Inc. which filed a Registration Statement on Form S-1 with the SEC on March 18, 2010. Mr. Siboni also served on (i) the board of FileNet Corporation from December 1998 until it was acquired by IBM in October 2006, (ii) the board of infoGROUP Inc. from January 2009 until it was acquired CCMP Capital Advisors in July 2010, (iii) the board of ArcSight, Inc. from June 2009 until it was acquired by Hewlett-Packard Company in October 2010, and (iv) the board of Classmates Media Corporation, a wholly owned subsidiary of United Online, from 2007 to 2010. Mr. Siboni holds a B.S. degree in business administration from the University of California at Berkeley.

As a former Chairman of the Board and Chief Executive Officer of Epiphany, Inc., a former Chief Operating Officer of and managing partner of the information, communication and entertainment practice at KPMG LLP and a director of a number of companies, including as a member of the Audit, Finance and Nominating Committees of Cadence Design Systems and chairman of the Audit Committee of IronPlanet, Inc., Mr. Siboni has significant operating experience, as well as financial, accounting and corporate governance experience.

Avadis Tevanian, Jr. has served as a director since February 2009. Dr. Tevanian has served as a Managing Director of Elevation Partners, a private equity firm, since joining the firm in January 2010. Dr. Tevanian served as the Software Chief Technology Officer of Apple Inc. from 2003 to 2006. As Software CTO, Dr. Tevanian focused on setting company-wide software technology direction for Apple. Prior to his tenure as Software CTO, Dr. Tevanian was Senior Vice President of Software at Apple, a role he took on when Apple acquired NeXT, Inc. in 1997. As Senior Vice President of Software, Dr. Tevanian led the software engineering team responsible for the creation of Mac OS X and worked as part of Apple’s executive team. Before joining Apple, he was Vice President of Engineering at NeXT, Inc. and was responsible for managing NeXT’s engineering department. Dr. Tevanian started his professional career at Carnegie Mellon University, where he was a principal designer and engineer of the Mach operating system upon which Nextstep, and now OS X and iOS, are based. Dr. Tevanian is a former board member of Tellme Networks, Inc., an internet telecom company acquired by Microsoft. He holds a B.A. degree in mathematics from the University of Rochester and M.S. and Ph.D. degrees in computer science from Carnegie Mellon University.

With more than 20 years of operational and software expertise, including as Apple, Inc.’s Chief Software Technology Officer, Dr. Tevanian brings to the Board extensive experience in consumer technology businesses and a deep understanding of the operational and strategic issues facing companies.

David Dolby, a director nominee, is a son of Ray Dolby, a director who is not standing for reelection. Aside from this relationship, there are no family relationships among any of our directors and executive officers. Our Bylaws permit our Board to establish by resolution the authorized number of directors, and nine directors are currently authorized. Our Board currently consists of nine members.

See “Corporate Governance Matters” and “Executive Compensation—Compensation of Directors” for additional information regarding the Board.

The Board recommends a vote “FOR” the election of each of the nominees set forth above.

CORPORATE GOVERNANCE MATTERS

Board Meetings and Committees

The Board held six meetings during fiscal 2010. Each of our directors attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such director served during fiscal 2010.

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Stock Plan Committee, each of which has the composition and responsibilities described below. Each standing committee of the Board acts pursuant to a written charter approved by the Board, which charters are available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance”. Our Board also has convened, and may in the future convene, ad hoc committees of the Board from time to time as it deems necessary or advisable.

The non-management members of the Board also meet in executive session without management present on a regular basis. The chairpersons of the Audit, Compensation, and Nominating and Governance Committees rotate as Presiding Director of these executive sessions on an annual basis. Ted W. Hall, the chairperson of the Compensation Committee, is the Presiding Director until January 2011, then the chairperson of the Nominating and Governance Committee, currently Sanford Robertson, will act as the Presiding Director until January 2012, at which time the chairperson of the Audit Committee, currently Roger Siboni, will act as the Presiding Director until January 2013.

Audit Committee

The current members of the Audit Committee are Ted W. Hall, Sanford Robertson and Roger Siboni, each of whom is a non-employee member of our Board. Mr. Siboni is the chairman of our Audit Committee. The Audit Committee held seven meetings during fiscal 2010. Our Board has determined that each member of our Audit Committee meets the requirements for independence under the current requirements of the New York Stock Exchange (“NYSE”) and the SEC rules and regulations. The Board also has determined that each of Messrs. Hall, Robertson and Siboni meet the requirements for financial literacy under the applicable rules and regulations of the NYSE and SEC, and are “audit committee financial experts” as defined in SEC rules. The Audit Committee is responsible for, among other things:

•	Monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	Selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;

•	Evaluating the qualifications, performance and independence of our independent auditors;

•	Evaluating the performance of our internal audit function;

•	Reviewing the adequacy and effectiveness of our control policies and procedures;

•	Acting as our Qualified Legal Compliance Committee (“QLCC”);

•	As appropriate, reviewing, approving or ratifying related person transactions in accordance with our Related Person Transaction Policy; and

•	Preparing the Audit Committee report that the SEC requires in our annual Proxy Statement.

The Board designated the Audit Committee to act as the Company’s QLCC. The QLCC was created to review any report made directly, or otherwise made known, to the QLCC by attorneys employed or retained by the Company or its subsidiaries of a material violation of U.S. federal or state securities law or similar U.S. federal or state law. The QLCC may receive, consider and investigate reports, retain material experts or counsel to assist or advise them and make recommendations of an appropriate response. The QLCC may notify the SEC of any material violation.

The report of the Audit Committee is included in this Proxy Statement.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Ted W. Hall, Sanford Robertson and Avadis Tevanian, each of whom is a non-employee member of our Board. Mr. Robertson is the chairman of our Nominating and Governance Committee. The Nominating and Governance Committee held four meetings during fiscal 2010. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and regulations. The Nominating and Governance Committee is responsible for, among other things:

•	Assisting the Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders;

•	Developing and recommending to the Board governance principles applicable to us;

•	Overseeing the evaluation of the Board, each Board committee and management;

•	Recommending to the Board members for each Board committee;

•	Making an annual report to the Board on succession planning; and

•	On a periodic basis, reviewing director compensation and, if appropriate, recommending to the Board any proposed changes in the type or amount of compensation for directors.

Compensation Committee

The current members of the Compensation Committee are Nicholas Donatiello, Jr., Ted W. Hall and Roger Siboni, each of whom is a non-employee member of our Board. Mr. Hall is the chairman of our Compensation Committee. The Compensation Committee held six meetings during fiscal 2010. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and regulations. The Compensation Committee is responsible for, among other things:

•	Reviewing and approving corporate goals and objectives relevant to CEO compensation and evaluating our CEO’s performance in light of those goals and objectives;

•	Reviewing and approving our CEO’s annual cash incentive bonus, including the specific goals and amounts and equity compensation;

•

Reviewing and recommending to the independent members of the Board for our CEO: annual base salary, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits, compensation or arrangements;

•	Reviewing and approving for our other executive officers: annual cash incentive bonus, including the specific goals and amounts and equity compensation;

•

Reviewing and recommending to the Board for our other executive officers: annual base salary, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits, compensation or arrangements;

•	Administering the Company’s equity incentive plans, including issuing equity awards under such plans;

•	Evaluating and recommending to the independent members of our Board compensation plans, policies and programs for our CEO;

•	Evaluating and recommending to the Board compensation plans, policies and programs for our other executive officers; and

•	Preparing the Compensation Committee report that the SEC requires in our annual Proxy Statement.

The Compensation Committee adopted the Equity-Based Award and Grant Vesting Policy (the “Equity Policy”) described under “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy” and acts pursuant to the terms and conditions of the Equity Policy.

The report of the Compensation Committee is included in this Proxy Statement.

Stock Plan Committee

The current members of the Stock Plan Committee are Ted W. Hall and Kevin Yeaman. The Stock Plan Committee held one meeting during fiscal 2010. The Stock Plan Committee has the authority to grant stock options, stock appreciation rights (“SARs”) and restricted stock unit (“RSU”) awards to newly hired employees and consultants, who will not be executive officers or directors of the Company on the date of grant, and make performance/promotion or retention grants of awards to employees and consultants who are not executive officers or directors of the Company on the date of grant. Equity grants by the Stock Plan Committee are subject to the terms and conditions of the Equity Policy described under “Executive Compensation—Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy”. The Stock Plan Committee granted equity-based awards on 13 occasions in fiscal 2010.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing management of the Company’s risks. Management is responsible for establishing our business and operational strategies, identifying and assessing the related risks and implementing appropriate risk management practices on a day-to-day basis. Our Board reviews our business and operational strategies and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board meets with management at least quarterly to review, advise and direct management with respect to strategic business risks, operational risks, litigation risks and risks related to the Company’s acquisition strategy, among others. The Board also delegates oversight to Board committees to oversee selected elements of risk.

Our Audit Committee oversees financial risk exposures, including monitoring the Company’s financial condition and investments, the integrity of the Company’s financial statements, accounting matters, internal controls over financial reporting, the independence of the Company’s Independent Registered Public Accounting Firm, KPMG, and guidelines and policies with respect to risk assessment and risk management. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department and an annual attestation report on internal control over financial reporting from KPMG. The Audit Committee oversees the Company’s annual enterprise business risk assessment which is conducted by the Company’s Internal Audit Department. The annual enterprise business risk assessment reviews the primary risks facing the Company and the Company’s associated risk mitigation measures. In addition, the Audit Committee discusses other risk assessment and risk management policies of the Company periodically with management.

Our Compensation Committee participates in the design of compensation structures that create incentives that encourage behaviors and decisions consistent with the Company’s business strategy as is further described in the Compensation Discussion and Analysis section below.

Our Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership, structure and compensation, succession planning for our directors and executive officers and corporate governance policies.

Board Leadership Structure

The Company’s Corporate Governance Guidelines provide that the Board does not have a policy regarding the separation of the offices of the Chairman of the Board and Chief Executive Officer and the Board shall be free to choose its Chairman of the Board in any way that it deems best for the Company at any given point in time. The Board believes these issues should be considered as part of the Board’s broader succession planning process.

The Board has determined that having two different individuals serve in the roles of Chairman of the Board and Chief Executive Officer is in the best interest of the Company’s stockholders at this time. Mr. Yeaman currently serves as our Chief Executive Officer and Mr. Gotcher currently serves as our Executive Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman of the Board provides overall leadership to the Board and advises and consults on technologies and markets and other matters as the Board may request. The Executive Chairman also works with the Chief Executive Officer to prepare Board meeting agendas and chairs meetings of the Board. The leadership structure allows the Chief Executive Officer to focus on his operational responsibilities, while keeping a measure of independence between the oversight function of our Board and those operating decisions. The Board believes that this leadership structure provides an appropriate allocation of roles and responsibilities at this time. The term of Mr. Gotcher’s service as Executive Chairman expires March 1, 2011. Consequently, the Board is in the process of reevaluating its leadership structure.

Board Independence

The Board has determined that Messrs. Donatiello, Hall, Robertson, Siboni and Dr. Tevanian do not have any material relationship with the Company and are independent within the meaning of the standards established by the NYSE. In making that determination, the Board considered all relevant facts and circumstances, including the director’s commercial, accounting, legal, banking, consulting, charitable and familial relationships.

With respect to Mr. Robertson, the Board specifically considered:

•

Mr. Robertson is a co-founder and general partner of Francisco Partners (“Francisco”). In December 2010, an affiliate of Francisco acquired the Grass Valley Broadcast business of the Grass Valley Group (“Grass Valley”) from Technicolor S.A. Dolby licenses technologies to Grass Valley subsidiaries that were acquired by Francisco. The Board has concluded that our relationship with the subsidiaries acquired by Francisco was not a material relationship that would impede the exercise of independent judgment by Mr. Robertson.

The Board also applied the following standards, which provide that a director will not be considered independent if he:

•	Is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•

Has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

Is, or has an immediate family member who is, a current partner of a firm that is the Company’s internal or external auditor; is a current employee of such firm, or has an immediate family member who is a current employee of such firm and personally works on the Company’s audit; or has, or has an immediate family member who has been, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

•

During the past three years, has, or has an immediate family member who has, been employed as an executive officer of another company where any of the Company’s present executives at the same time, serve, or served, on the other company’s compensation committee; or

•

Has been employed as an employee, or has an immediate family member who has been employed as an executive officer of, another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of (a) $1 million or (b) 2% of such other company’s consolidated gross revenues.

The Board determined that each of the independent directors meets the foregoing standards.

Policy for Director Recommendations and Nominations and Diversity Matters

It is the policy of the Nominating and Governance Committee to consider recommendations for candidates to the Board from stockholders holding at least 250,000 shares of the Company’s Common Stock continuously for at least twelve months prior to the date of the submission of the recommendation.

A stockholder that wants to recommend a candidate for election to the Board should send the recommendation by letter to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and any relationships between the candidate and the nominating stockholder, information regarding any hedging transactions or similar arrangements entered into by or on behalf of the candidate or nominating stockholder, and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, addressing issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

The committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•	The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources;

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the committee will consider the following:

•	The current size and composition of the Board and the needs of the Board and the respective committees of the Board;

•

Without assigning any particular weighting or priority to any of these factors, such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like; and

•	Other factors that the committee may consider appropriate.

•	The committee requires the following minimum qualifications, which are the desired qualifications and characteristics for Board membership, to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

•

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management; and

•	The committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

The Company does not maintain a separate policy regarding the diversity of the Board, but during the director nomination process the Nominating and Governance Committee considers diversity of experience.

Policies and Procedures for Communications to Non-Management or Independent Directors

In cases where stockholders or interested parties wish to communicate directly with our non-management or independent directors, messages can be sent to our General Counsel, at generalcounsel@dolby.com, or to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. Our General Counsel monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board, or if appropriate, solely to the non-management or independent directors at each regularly scheduled executive session of non-management or independent directors. Where the nature of a communication warrants, our General Counsel may obtain the more immediate attention of the appropriate committee of the Board, non-management or independent directors, of independent advisors or of Company management, as our General Counsel considers appropriate. Our General Counsel may decide in the exercise of his judgment whether a response to any stockholder or interested party communication is necessary.

These procedures do not apply to communications to non-management or independent directors from officers or directors of the Company who are stockholders or interested parties, or to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Attendance at Annual Meeting of Stockholders

We encourage our directors to attend our annual meetings of stockholders. Eight of the nine members of the Board attended the 2010 annual meeting of stockholders.

Code of Business Conduct and Ethics

The Board has adopted a U.S. version of the Code of Business Conduct and Ethics, which is applicable to all of our directors and our employees located in the United States, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Board also has adopted international versions of the Code of Business Conduct and Ethics, which are applicable to our employees located in our foreign offices. The various versions of our Code of Business Conduct and Ethics are available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance”. The Company will post on the Investor Relations section of our website any amendments or waivers to the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or NYSE.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address the role and composition of, and policies applicable to, the Board. The Nominating and Governance Committee will periodically review the guidelines and report any recommendations to the Board. The Corporate Governance Guidelines are available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance”.

Equity-Based Award and Grant Vesting Policy

The Compensation Committee has adopted an Equity Policy. See “Executive Compensation— Compensation Disclosure and Analysis—Equity-Based Award and Grant Vesting Policy”.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Nicholas Donatiello, Jr., Ted W. Hall and Roger Siboni. No interlocking relationship exists among any current or former member of the Company’s Board or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No current member of the Compensation Committee is or was during the past fiscal year an officer or an employee of Dolby or its subsidiaries.

Whistleblower Policy

The Audit Committee has established a telephone and internet whistleblower hotline available to employees of the Company for the anonymous submission of suspected violations, including accounting, internal controls, or auditing matters, harassment, fraud and policy violations.

Related Person Transaction Policy

The Company has adopted a Related Person Transaction Policy. See “Certain Relationships and Related Transactions—Review, Approval or Ratification of Related Person Transactions”.

Formation of a Qualified Legal Compliance Committee

The Board designated the Audit Committee to act as a Qualified Legal Compliance Committee. For more information see the description of the QLCC under the heading “Audit Committee”.

10b5-1 Trading Plans

As of November 30, 2010, eight of our executive officers and directors had Exchange Act Rule 10b5-1 trading plans. The plans extend through various dates, the latest of which is February 20, 2012, and were adopted during “open windows” as permitted by the Company’s insider trading policy. As of November 30, 2010, a remaining total of approximately 350,000 shares could be sold under these executive officers’ and directors’ trading plans. Executive officers and directors may amend or enter into new trading plans during “open windows” in the future assuming that they are not aware of any material non-public information concerning the Company at the time. Trades pursuant to amendments and new trading plans may not be made until at least 90 days following the date of such amendment or trading plan. Sale transactions by our executive officers and directors under trading plans will be disclosed publicly through filings with the SEC as required.

The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 30, 2010, as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of either our Class A Common Stock or Class B Common Stock, (ii) each of our directors and director nominees, (iii) each of our executive officers named under “Executive Compensation—Fiscal 2010 Summary Compensation Table” (the “Named Executive Officers”) and (iv) all of our directors and executive officers as a group. The information provided in the table is based on our records, information filed with the SEC and information furnished by the respective individuals or entities, as the case may be.

Applicable percentage ownership is based on 53,203,214 shares of Class A Common Stock and 58,934,798 shares of Class B Common Stock outstanding at November 30, 2010. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock subject to stock options held by that person that were currently exercisable or exercisable within 60 days of November 30, 2010. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Ray Dolby Trust(2)	—	—	55,179,670	93.6	85.9
Ray Dolby 2002 Trust A dated April 19, 2002(3)	—	—	1,710,165	2.9	2.7
Ray Dolby 2002 Trust B dated April 19, 2002(4)	—	—	1,810,165	3.1	2.8
T. Rowe Price Associates, Inc.(5)	8,955,350	16.8	—	—	1.4
ClearBridge Advisors, LLC(6)	3,259,896	6.1	—	—	*

Directors, Director Nominees and Executive Officers:
Ray Dolby(7)	100	*	58,700,000	99.6	91.4
Kevin Yeaman(8)	149,939	*	—	—	*
Mark Anderson(9)	1,692	*	—	—	*
Murray Demo(10)	55,833	*	—	—	*
Ramzi Haidamus(11)	1,875	*	—	—	*
Michael Rockwell(12)	21,785	*	—	—	*
Nicholas Donatiello	3,333	*	—	—	*
Peter Gotcher(13)	36,825	*	—	—	*
Ted W. Hall(14)	5,000	*	—	—	*
Bill Jasper(15)	146,077		10,000	*	*
Sanford Robertson(16)	22,501	*	—	—	*
Roger Siboni(17)	22,500	*	50,000	*	*
Avadis Tevanian(18)	3,333	*	—	—	*
David Dolby(19)	1,432	*	1,810,165	3.1	2.8
All executive officers and directors as a group (13 persons)(20)	472,225	*	58,760,000	99.6	91.5

*	Less than one percent.

(1)	Percentage total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to ten votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B Common Stock is convertible at any time by the holder into shares of Class A Common Stock on a share-for-share basis.
(2)	Shares beneficially owned by the Ray Dolby Trust are comprised of 55,179,670 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby Trust under the Dolby Family Trust Instrument dated May 7, 1999. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(3)	Reflects 1,710,165 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002, voting power of which is held by Thomas E. Dolby, son of Ray Dolby, as Special Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(4)	Reflects 1,810,165 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002, voting power of which is held by David E. Dolby, son of Ray Dolby, as Special Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(5)	Based on information supplementally provided to us, T. Rowe Price Associates, Inc. (“Price Associates”) has sole dispositive power for the entire holding of 8,955,350 shares and sole voting power as to 1,745,940 shares. These securities are owned by various individuals and institutional investors including the T. Rowe Price Mid-Cap Growth Fund, Inc. (which owns 2,900,000 shares, representing 5.5% of the shares of Class A Common Stock outstanding) and the T. Rowe Price Growth Stock Fund, Inc. (which owns 3,707,170 shares, representing 7.0% of the shares of Class A Common Stock outstanding), for which Price Associates serves as investment advisor with power to direct investments and/or power to vote the securities. The T. Rowe Price Mutual Funds have sole voting power as to the totals owned and no dispositive power for these shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The address for Price Associates is 100 E. Pratt Street, Baltimore, MD 21202.
(6)

Based on its Schedule 13G filed with the SEC on February 12, 2010, wherein ClearBridge Advisors, LLC (“ClearBridge”) reported beneficial ownership of 3,259,896 shares of Class A Common Stock. ClearBridge reported sole voting power as to 2,258,055 shares and sole dispositive power as to 3,259,896 shares. The address for ClearBridge is 620 8th Avenue, New York, New York 10018.

(7)	Includes (i) 55,179,670 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby Trust under the Dolby Family Instrument dated May 7, 1999, (ii) 1,710,165 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby 2002 Trust A dated April 19, 2002, and (iii) 1,810,165 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002 (“Dolby 2002 Trust B”). Ray Dolby disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.
(8)	Shares held in the name of Kevin and Rachel Yeaman, Trustees of the Yeaman Family Trust dated May 14, 2009 (the “Yeaman Trust”). Includes stock options held in the name of the Yeaman Trust to purchase 142,959 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(9)	Includes stock options held by Mr. Anderson to purchase 1,625 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(10)	Includes stock options held in the name of Murray J. Demo, as Trustee of the Murray and Marie Demo Family Trust dated May 1, 1996 (the “Demo Trust”) to purchase 50,001 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(11)	Includes stock options held by Mr. Haidamus to purchase 1,875 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(12)	Includes stock options held by Mr. Rockwell to purchase 21,628 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(13)	Includes stock options held by Mr. Gotcher to purchase 30,825 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.

(14)	Includes stock options held in the name of Ted W. Hall as Trustee of the Hall 2006 Trust to purchase 5,000 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(15)	Includes stock options held by Mr. Jasper to purchase 137,500 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(16)	Includes stock options held by Mr. Robertson to purchase 22,501 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010.
(17)	Includes stock options held by Mr. Siboni to purchase 22,500 shares of Class A Common Stock and 50,000 shares of Class B Common Stock that are exercisable within 60 days of November 30, 2010.
(18)	Shares held in the name of Avadis Tevanian, Jr. and Nancy Tevanian Trust u/a/d 5/29/96.
(19)	Includes (i) stock options held by David Dolby to purchase 1,291 shares of Class A Common Stock that are exercisable within 60 days of November 30, 2010 and (ii) 1,810,165 shares of Class B Common Stock held of record by Ray Dolby as Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002, voting power of which is held by David E. Dolby, son of Ray Dolby, as Special Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002, and trust beneficiary.
(20)	Includes stock options held by all executive officers and directors to purchase an aggregate of 437,705 shares of Class A Common Stock and 50,000 shares of Class B Common Stock that are exercisable within 60 days of November 30, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Board has adopted a written Related Person Transactions Policy. Pursuant to this policy, any related person transaction proposed or entered into by the Company must be reviewed, approved or ratified by the Audit Committee in accordance with the terms of the policy. A “related person transaction,” is a transaction between the Company and a related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a “related person” is any person who was an executive officer, director or nominee for director since the beginning of the last fiscal year and their immediate family members, or a greater than 5% beneficial owner of any class of the Company’s voting securities at the time of the occurrence or existence of the transaction and their immediate family members.

Any related person transaction proposed or entered into by the Company that does not fall into a specified exclusion under the policy must be reported to the Company’s General Counsel, and the Audit Committee shall review, approve or ratify such transactions in accordance with the terms of the policy. In the course of its review and approval or ratification of a related person transaction, the Audit Committee considers:

•	The approximate dollar value of the amount involved in the transaction;

•	The related person’s interest in the transaction and the approximate dollar value of such interest without regard to any profit or loss;

•	Whether the transaction was undertaken in the ordinary course of business of the Company;

•	Whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	The purpose of, and the potential benefits to the Company of, the transaction; and

•	Any other information regarding the transaction or the related person in the context of the transaction that would be material to investors in light of the circumstances of the particular transaction.

In addition, the following, to the extent that they may constitute related person transactions, shall be deemed to be pre-approved or ratified (as applicable) under the terms of the policy:

•

The agreements, arrangements and other permitted uses, rights and activities allowed pursuant to the terms of the At-Will Employment, Proprietary Rights, Non-Disclosure and No Conflicts-of-Interest Agreement between Ray Dolby and the Company, dated November 19, 2004; and

•	The use of certain theatres of the Company by Ray Dolby and/or his related persons.

Since September 26, 2009, we have not been a party to, and we have no plans to be a party to, any related party transactions, other than in connection with the transactions described below.

Employee Proprietary Rights Agreement with Ray Dolby

Ray Dolby, founder and former Chairman of the Board, entered into an employee proprietary rights agreement which became effective on February 16, 2005. Under the terms of Ray Dolby’s employee proprietary rights agreement, all future inventions created by Ray Dolby related to our business while he was an employee or after the termination of his employment that includes or uses the Company’s trade secrets or confidential information will be assigned to the Company. Under this agreement, Ray Dolby also agreed to abide by a conflicts of interest policy substantially in the form that all other employees are required to sign. However, the conflict of interest policy that Ray Dolby signed differs from our standard policy in that, among other matters, it permits him to use our equipment, supplies and facilities to conduct research and development on matters unrelated to our business; does not apply to any lease agreement we have entered into or may enter into with him; and permits him to have up to a ten percent interest, instead of up to a two percent interest, in a competitor, customer, licensee or supplier without being in violation of the policy and limits the provision of the policy related to having interests in these entities only to direct interests. Ray Dolby retired as an employee of the Company during fiscal 2009, but the terms of the agreement continue to apply. Ray Dolby recently announced his planned retirement from the Board and that he would not stand for re-election at the Annual Meeting. Effective as of the date of the Company’s Annual Meeting, the Board will appoint Ray Dolby to the newly-created position of “Founder and Director Emeritus”. In this uncompensated position, Ray Dolby will be entitled to attend meetings of the Board and its committees as an observer and to receive copies of the related meeting materials, but he will not have Board voting rights.

Real Estate Transactions

Lease for 100 Potrero Avenue

Since 1980, we have leased our principal executive offices located at 100 Potrero Avenue, San Francisco, California from Ray Dolby. We also lease additional parking and warehouse space from Ray Dolby in connection with our lease of 100 Potrero Avenue. In December 2005, we renegotiated the leases and extended their terms until December 31, 2013, with the option to renew the leases for two additional five year terms at a rate equal to the rent that the landlord could obtain for the option term from a third party desiring to lease the premises for the option term, as determined by the landlord and agreed to by us. Our rent expense for these facilities was $1.3 million in fiscal 2010 and the estimated rent expense over the remaining life of the leases for these facilities is $17.9 million (assuming that we exercise our option to renew the leases for two additional five year terms beyond their December 31, 2013 expiration and assuming a rate equal to the current rent). We are generally responsible for the condition, operation, repair, maintenance, security and management of the properties. We have also agreed to indemnify and hold Ray Dolby, as landlord, harmless from and against certain liabilities, damages, claims, costs, penalties and expenses arising from our conduct related to the properties.

Jointly Owned Real Estate Entities

The Ray Dolby Trust, the Dolby Family Trust Instrument dated May 7, 1999 (“Dolby Family Trust”) or Dolby Wootton Bassett, LLC (“DWB”), of which Ray Dolby and Dagmar Dolby as Trustees of the Dolby Family Trust are collectively the sole member, owns a majority financial interest in five real estate entities that own and lease commercial real property to us. We own the remaining financial interests in these real estate entities. The following table sets forth, for each of the five real estate entities, the person or entity that owns the majority financial interest in the real estate entity, the percentage interest owned by the majority owner in such real estate entity and the location of the property subject to the applicable lease. The leased property in San Francisco, California includes our principal administrative offices at 999 Brannan Street.

Real Estate Entity	Majority Owner	Majority Ownership Interest	Location of Property Leased to Us
Dolby Properties, LLC	Ray Dolby Trust	62.5%	San Francisco, California
Dolby Properties Burbank, LLC	Dolby Family Trust	51.0%	Burbank, California
Dolby Properties Brisbane, LLC	Dolby Family Trust	51.0%	Brisbane, California
Dolby Properties UK, LLC	Dolby Family Trust	51.0%	Wootton Bassett, England
Dolby Properties, LP	DWB	90.0%	Wootton Bassett, England

Our expense recorded for rents payable to such entities was $5.1 million in fiscal 2010 and the estimated rent expense over the remaining life of the various leases for these facilities is $16.6 million.

During fiscal 2010, we renegotiated the lease for one of the properties located in Wootton Bassett, entering into a new lease and terminating the old lease in the process. As part of the negotiations, Dolby Properties, LP, the landlord, agreed to pay approximately $340,000 (1) of our expected approximately $791,500(1) costs for property improvements.

When we negotiate a lease agreement with Ray Dolby or any of the jointly owned real estate entities, we engage real estate brokers to provide fair market rent and lease terms based on a summary of comparable properties located in the area of the subject property. The brokers are instructed that the transaction is intended to be completed on an “arm’s-length” basis. We believe that all of our leases were entered into on a reasonable fair market basis.

The properties owned by Dolby Properties, LLC in San Francisco, California, Dolby Properties Burbank, LLC in Burbank, California, and Dolby Properties UK, LLC in Wootton Bassett, England were purchased with capital contributions and proceeds from bank loans. We guaranteed each of these bank loans. During fiscal 2010, Dolby Properties, LLC, Dolby Properties Burbank, LLC and Dolby Properties UK, LLC paid each of these loans in full. Accordingly, the guarantees for these loans have been cancelled.

Other Arrangements with Ray Dolby

In the past, we have allowed Ray Dolby and members of his family to use our office facilities for their personal purposes on a limited basis, and we expect this use to continue in the future. For example, Ray Dolby currently uses two offices in one of our facilities for non-Company related activities. In addition, members of Ray Dolby’s family are allowed to use our conference and screening rooms for personal purposes up to ten times per year. We estimate that the incremental cost to the Company of such personal use by Ray Dolby’s family was less than $15,000 in fiscal 2010. In addition, in fiscal 2010 we paid Ray Dolby $1,200 per month for the use by our employees of a condominium he owns in Alpine Meadows, California. Our Board has approved of these arrangements, and has approved the continuation of these arrangements in the future.

David Dolby, son of Ray Dolby and Special Trustee of the Ray Dolby 2002 Trust B dated April 19, 2002, a stockholder of the Company, is currently employed by the Company in a non-executive position as Manager, Strategic Partnership. In fiscal 2010, David Dolby received a salary of $120,986 and was eligible to receive an annual incentive targeted at 10% of his calendar salary, which could be less than or exceed the target based on his individual and the Company’s performance. David Dolby’s fiscal 2010 annual incentive payout amount was

(1)	Amounts derived from Great British Pounds have been expressed in U.S. dollars based on the mid-day exchange rate for the Great British Pound of $1.5826 on September 24, 2010 as reported by Bloomberg.

$21,000. David Dolby’s at-will employment and the terms of his employment were approved by the Audit Committee in accordance with the Company’s Related Person Transaction Policy and Procedures. David Dolby is a director nominee. Immediately prior to David Dolby becoming a member of the Board, he intends to resign as an employee of the Company, and it is expected that David Dolby will become a consultant to the Board on technology strategy matters at that time. David Dolby’s annual compensation as a consultant to the Board will be less than the annual compensation he received as an employee of the Company in fiscal 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Following the Compensation Committee Report, you will find a series of tables containing specific information about the compensation awarded, earned or paid in fiscal 2010 to the individuals listed in the Summary Compensation Table as our named executive officers. The discussion below is intended to help you understand the detailed information provided in those tables as well as explain our executive compensation program and how the Compensation Committee (for purposes of this section, the “Committee”) made its decisions for fiscal 2010.

Overview of Executive Compensation Program

Philosophy and Objectives

In fiscal 2010, the Committee reviewed and refined our executive compensation philosophy to ensure its alignment with our short-term and long-term business strategy and objectives. This review involved an examination of our core compensation principles to assess their consistency with our current business strategy and an examination of our approach to competitive positioning of executive pay. In April 2010, the Committee approved the following statement of objectives for the Company’s executive officer compensation program:

•	Provide a competitive compensation package that enables the Company to attract, motivate, and retain high-caliber talent.

•

Provide a total compensation program, aligned with the nature and dynamics of our business, which focuses management on achievement of the Company’s annual and long-term corporate objectives and strategies.

•	Reward both individual and collective contributions to Company success consistent with our pay for performance orientation.

•	Emphasize long-term value creation and align the interests of management and stockholders through the use of equity-based awards.

Consistent with these objectives, the Committee refined our pay positioning strategy to emphasize the total direct compensation opportunities provided to our executive officers and to place less weight on the discrete positioning of individual pay components. In addition, when evaluating total direct compensation, the Committee considers compensation trends at peer companies (as described below) and companies with which we compete for talent with particular attention paid to the third quartile of the competitive market data for executive talent. The individual components of compensation are designed to create incentives that are consistent with our business needs and strategic objectives. The actual compensation decisions of the Committee are made in its discretion and are influenced by a variety of factors, including, but not limited to, an individual executive’s experience, skills, contributions and performance.

While the Committee did not formally approve the updated executive compensation philosophy until the middle of fiscal 2010, the Committee was engaged the review process throughout much of the fiscal year. Consequently, the process of reviewing and refining our executive compensation philosophy played a significant role in influencing the Committee’s fiscal 2010 compensation actions and decisions.

Compensation Elements

The principal elements of our executive officer compensation program are summarized below and described in more detail under “Elements of Executive Compensation”.

Element	What the Element Rewards	Purpose of the Element
Base Salary	• Core competence in the executive officer role relative to skills, experience and contributions to the Company	• Provides fixed compensation based on competitive market practices

Annual Cash Incentive Compensation (2010 Executive Dolby Annual Incentive Plan)	• Contributions toward achievement of our annual financial (revenue and profit) goals, as well as individual performance	• Provides variable performance-based cash compensation • Motivates achievement of critical annual business objectives and maintains a high level of team and individual performance

Long-Term Incentive Compensation (Stock Options and Restricted Stock Units)	• Sustained stock price appreciation, aligning interests of executive officers and stockholders • Continued employment with the Company over a multi-year period

•  Supports several concurrent goals:

•  Encourages focus on long-term strategies

•  Ensures total direct compensation is competitive with market practices

•  Assists in recruiting and retaining executive officers

•  Aligns the interests of our executive officers and stockholders

•  Promotes executive officer equity ownership

•  Allows for efficient use of compensation resources

Generally Available Benefits (including health and life insurance and retirement (401(k)) and disability plans)	• Core competence in the executive officer role	• Provides retirement and welfare benefits generally available to all full-time employees

Severance and Change in Control Arrangements	• Continued employment by an executive officer in light of potential or actual change in control of the Company

•  Encourages executive officer retention and continuity of management in the event of an actual or potential change in control of the Company

•  Other than the vesting acceleration provided to all employees under our stock plans, such arrangements are used very rarely by the Company as recruitment/promotion inducements and provides protection against an involuntary loss of employment

Compensation Mix

We design our executive officer compensation packages to deliver a mix of fixed and variable incentive compensation. Fixed compensation is provided in the form of base salary and it represents the smallest portion of our total compensation packages. Variable incentive compensation is delivered in the form of annual cash incentives and long-term incentives including stock options and restricted stock units, which collectively represent the largest portion of our total compensation packages. In addition, when evaluating total direct compensation, the Committee considers compensation trends at peer companies (as described below) and companies with which we compete for talent. The individual components of compensation are designed to create incentives that are consistent with our business needs and strategic objectives. The actual compensation decisions of the Committee are made in its discretion and are influenced by a variety of factors, including, but not limited to, an individual executive’s experience, skills, contributions and performance.

In fiscal 2010, base salary (12%) and annual cash incentive compensation (18%) together constituted 30% of total direct compensation for our executive officers. Long-term incentive compensation constituted 70% of total direct compensation, which was split between grants of stock options (41%) and restricted stock units (29%). Please see the chart* below.

*	Long-term incentive compensation percentages reflect the grant date fair value of equity awards granted in fiscal 2010 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”) and do not represent the compensation actually realized by the executive officers from such awards.

Peer Companies and Market Data

In analyzing our executive officer compensation program for fiscal 2010, Compensia, Inc. (“Compensia”), the compensation consultant engaged by the Committee, reviewed compensation data from a group of peer companies and industry-specific published compensation surveys. For fiscal 2010, the Committee instructed Compensia to conduct a detailed review of our peer company selection criteria and, with Compensia’s input, established the following criteria for peer group selection:

•	Industry

•	Market capitalization

•	Market capitalization as a multiple of revenue

•	Market capitalization per employee

•	Revenue

•	Net income margin

•	Employee base

Based on these criteria, we updated our direct peer group for fiscal 2010 to comprise the following 15 companies:

•	Activision Blizzard Inc.

•	Adobe Systems Inc.

•	Akamai Technologies Inc.

•	ANSYS, Inc.

•	BMC Software, Inc.

•	Citrix Systems, Inc.

•	Concur Technologies Inc.

•	DreamWorks Animation SKG, Inc.

•	InterDigital, Inc.

•	McAfee, Inc.

•	Red Hat, Inc.

•	Rovi Corporation

•	Salesforce.com Inc.

•	Tessera Technologies, Inc.

•	Verisign, Inc.

For fiscal 2010, the Committee also used the following group of reference companies to provide additional executive compensation information concerning labor market competitors and industry competitors that fell outside of the peer company selection criteria:

•	DivX, Inc.

•	DTS Inc.

•	Netflix, Inc.

•	Qualcomm, Inc.

•	TiVo Inc.

In addition to using compensation data from the proxy statements of our direct peer group companies, Compensia used a selected cut from the Radford Executive Compensation Surveys (comprised of our direct peer group companies that participate in the survey) to analyze our executive officer compensation for fiscal 2010.

The combined peer group, proxy statement data and survey data are referred to as the “Market Comparables”. Compensia generally weighted the proxy statement data and survey data equally in determining the Market Comparables. The Committee used the Market Comparables as a point of reference in setting compensation levels of each of our executive officers.

Roles of the Compensation Committee, Executive Officers and Compensation Consultants

Role of the Compensation Committee

The Committee approves and administers the compensation program for our executive officers, including specifically, the annual cash and long-term incentive compensation for our executive officers. The Committee also recommends base salary adjustments for our executive officers to the Board and, in the case of our Chief Executive Officer, to the independent members of the Board, for approval.

Typically, the Committee meets on multiple occasions near the beginning of each fiscal year to review and ultimately approve the compensation for our executive officers. During fiscal 2010, the Committee also met to evaluate and make decisions relating to our executive compensation philosophy and program. See “Corporate Governance Matters—Compensation Committee” above for additional information regarding the Committee.

Role of Management in Compensation Decisions

Our Chief Executive Officer and members of our Human Resources, Finance and Legal departments (collectively, “Management”) assist and support the Committee. At least annually, Management reviews our compensation philosophy with the Committee and, with Committee guidance and input, develops compensation proposals for Committee consideration. The Committee considers and approves any changes necessary to keep our compensation philosophy and programs aligned with our business objectives. In this regard, Management analyzes competitive compensation information and provides the Committee with information including: base salary and annual cash incentive compensation payouts for the past several fiscal years; fiscal year end levels of equity ownership, stock option and restricted stock unit holdings; the unrealized value of vested and unvested stock options at various prices; the grant date fair values of equity awards as computed for financial reporting purposes; and other relevant information.

At least annually, our Chief Executive Officer, with input from our Senior Vice President, Human Resources and our Executive Chairman of the Board, reviews the performance of our other executive officers and recommends to the Committee base salary adjustments, target annual cash incentive compensation opportunities, and equity awards for each of these individuals. He also uses these individual performance assessments to make recommendations for annual cash incentive compensation payouts under the prior fiscal year’s annual cash incentive compensation plan. Our Chief Executive Officer makes these recommendations to the Committee based on qualitative and quantitative judgments regarding individual performance and after considering the individuals’ compensation relative to the Market Comparables. The Committee considers, but is not obligated to follow and may not always use, these recommendations to make specific compensation decisions for our executive officers. The Committee makes decisions with respect to our Chief Executive Officer’s compensation without him present and after considering input from our Executive Chairman of the Board.

Role of Compensation Consultants

The Committee engages its own independent advisors to assist in carrying out its responsibilities. During fiscal 2010, the Committee engaged Compensia, a consulting firm that provides compensation advisory services, for purposes of advising the Committee on executive officer compensation matters. Compensia also met with Management for purposes of gathering information on the compensation of our executive officers.

The Committee provided Compensia with instructions regarding the goals of our executive officer compensation program and the parameters of the competitive review of executive officer compensation packages that it was to conduct. In particular, the Committee instructed Compensia to analyze whether the compensation packages of our executive officers were consistent with our compensation philosophy and competitive relative to the Market Comparables. The Committee further instructed Compensia to benchmark the following components to assist the Committee in establishing fiscal 2010 compensation:

•	Base salary

•	Targeted and actual annual cash incentive compensation

•	Targeted and actual total cash compensation (base salary and annual incentive compensation)

•	Long-term incentive compensation (equity awards)

•	Targeted and actual total direct compensation (base salary, annual cash incentive compensation and equity awards)

•	Beneficial ownership

In this regard, Compensia performed a compensation comparison for each of our executive officers versus executives with similar positions within the Market Comparables. In October 2009, Compensia presented its report to the Committee, which used the analysis in the course of its deliberations on fiscal 2010 compensation decisions.

Compensia also attended meetings of the Committee from time to time and communicated outside of meetings with members of the Committee and Management with respect to the assessment of compensation packages for our executive officers. During fiscal 2010, Compensia provided director compensation services to the Company as well as other limited services related to equity usage and Committee meeting support.

Elements of Executive Compensation

Base Salary

The Company provides our executive officers with base salaries to compensate them for services rendered during the year. For fiscal 2010, the base salaries of our executive officers were based on individual experience, skills, contributions and performance and Market Comparables. The Committee makes base salaries adjustments, if any, on a calendar year (as opposed to fiscal year) basis. Consequently, the fiscal 2010 base salary information reported in the Summary Compensation Table reflects a blend of calendar 2009 and calendar 2010 base salaries.

In October 2009, the Committee analyzed our executive officer compensation program for fiscal 2010 and based on consideration of the Market Comparables and its assessment of overall Company and individual performance, decided to recommend 2010 base salary increases for our executive officers to the Board, ranging from 3% to 9% of the then-existing base salary levels.

The annualized base salaries of our executive officers as of calendar year end 2009 and 2010 are set forth below:

Executive Officer	Calendar Year End 2009 Salary	Calendar Year End 2010 Salary
Kevin Yeaman	$550,000	$600,000
Murray Demo	$400,000	$432,000
Mark Anderson	$360,000	$370,800
Ramzi Haidamus	$400,000	$412,000
Michael Rockwell	$360,000	$388,800

In fiscal 2010, the base salaries for our current executive officers ranged from 10% to 17% of the total compensation reported in the Summary Compensation Table. These percentages are based on fiscal 2010 base salaries which are a blend of calendar 2009 and calendar 2010 base salaries.

Annual Cash Incentive Compensation

The 2010 Dolby Executive Annual Incentive Plan (the “2010 Executive Plan”) is a cash incentive plan for fiscal 2010 in which each of our executive officers is eligible to participate. We have adopted similar plans in prior fiscal years. The purpose of the 2010 Executive Plan is to motivate our executive officers to achieve our specified annual financial (revenue and profit) goals and maintain a high level of team and individual performance.

2010 Executive Plan Structure

We calculated the potential payouts under the 2010 Executive Plan for our executive officers using the following formula, the terms of which are further described below:

Chief Executive Officer	Calendar End 2010 Salary	x	Target Percentage	x	Company Multiplier	=		Payout
Other Executive Officers	Calendar End 2010 Salary	x	Target Percentage	x		Subject to Adjustment	=

Target Percentages

For fiscal 2010, the Committee maintained the executive officers’ fiscal 2010 target award opportunities (stated as a percentage of base salary) at the same levels that were used for the fiscal 2009 annual cash incentive plan, with one exception. Mr. Yeaman’s target award opportunity was increased from 85% to 100% to better align his target award amount with the target annual bonuses of chief executive officers within the Market Comparables. The fiscal 2010 target award opportunities (expressed as both a percentage of base salary and in absolute terms) for each of the current executive officers were as follows:

Executive Officer	Target Percentage of Calendar 2010 Salary	Fiscal 2010 Target Award Opportunity
Kevin Yeaman	100%	$600,000
Murray Demo	65%	$280,800
Mark Anderson	65%	$241,020
Ramzi Haidamus	65%	$267,800
Michael Rockwell	65%	$252,720

The fiscal 2010 target award opportunities reflected above assume a Company Multiplier (as such term is described below) of 100%. An executive officer may receive an actual award payout that is larger or smaller than his target award opportunity, or may receive no award payout at all, depending on the extent to which relevant corporate performance objectives were met and subject to any discretionary adjustments based on individual performance as described further below.

Company Multiplier

In October 2009, the Committee approved a corporate financial performance formula that determined award funding levels based on the Company’s achievement of revenue and non-GAAP operating income goals (the “Company Multiplier”). The revenue and non-GAAP operating income goals underlying the Company Multiplier were consistent with the Company’s fiscal 2010 financial targets. The 2010 Executive Plan would not be funded unless we achieved threshold revenues of $651.7 million for fiscal 2010. The minimum non-GAAP operating income threshold for fiscal 2010 was $331.8 million, which would result in a 50% Company Multiplier. If we did not meet these thresholds, no payouts would be made under the 2010 Executive Plan. Once the thresholds were met, increased non-GAAP operating income would increase the Company Multiplier. Although there was no maximum funding level, achieving non-GAAP operating income of $368.6 million would result in a 100% Company Multiplier and achieving non-GAAP operating income of $426.7 million would result in a 150% Company Multiplier. Non-GAAP operating income for purposes of calculating the Company Multiplier excludes the effects of acquisition intangibles amortization, stock based compensation expense and restructuring charges.

For fiscal 2010, we achieved revenue of $922.7 million and non-GAAP operating income of $477.9 million, resulting in a Company Multiplier of 194%.

Potential Adjustments for Individual Performance and Actual 2010 Executive Plan Payouts

As described under “2010 Executive Plan Structure” above, our Chief Executive Officer’s award payout was based solely on his target award opportunity multiplied by the 194% Company Multiplier.

Our Chief Executive Officer could exercise discretion, subject to Committee approval, to recommend increases or decreases of up to 25% to each of the other executive officers’ calculated award payout amounts. In November 2010, our Chief Executive Officer recommended no upward or downward adjustments to the other executive officers’ calculated award payout amounts based on his evaluation of their collectively strong team and individual performance and their contributions during the fiscal year. The Committee reviewed and approved our Chief Executive Officer’s recommendation of the other executive officers’ fiscal 2010 award payout amounts. Based on the foregoing the Committee approved the following award payouts for each of the executive officers:

Executive Officer	Target Award Opportunity	Approved Award Payout
Kevin Yeaman	$600,000	$1,164,000
Murray Demo	$280,800	$544,752
Mark Anderson	$241,020	$467,579
Ramzi Haidamus	$267,800	$519,532
Michael Rockwell	$252,720	$490,277

In fiscal 2010, the annual cash incentive awards paid to our current executive officers ranged from 13% to 22% of the total compensation reported in the Summary Compensation Table.

Long-Term Equity Incentive Compensation

The objectives of our long-term incentive compensation plan are to encourage focus on long-term strategies, provide compensation that is market competitive, recruit and retain top talent, align the interests of our executive officers and our stockholders, promote executive officer equity ownership, and make efficient use of compensation resources.

Equity Awards Granted

We use a portfolio approach of granting equity awards consisting of a combination of stock options and restricted stock units as long-term incentive compensation. We believe that providing a portfolio of options and restricted stock units appropriately balances the objectives of our long-term incentive plan as outlined above by aligning the interests of our executive officers and stockholders, balancing performance and retention considerations, and reducing the overall number of shares used to fund awards, helping us to manage dilution. Stock options provide value to the executive officers only if our stock price increases following the date of grant, which ensures that our executive officers benefit only if stockholders benefit. Similarly, restricted stock units reward our executive officers for improved stock performance but also encourage retention as these rewards maintain value even during periods of stock price volatility.

Generally, we make an initial equity award to an executive officer when he or she joins the Company and, thereafter, make additional equity awards on an annual basis. The Committee determines the size of each executive officer’s equity award based on factors such as the executive officer’s position with the Company, taking into account his or her recent performance, his or her potential for future responsibility and promotion, retention considerations, the number of unvested equity awards held by the executive officer, and a comparison of the equity awards granted to the executive officer against the Market Comparables.

One of the objectives of our equity awards is to encourage executive officer retention by requiring that the awards be earned over a multi-year period. Accordingly, we grant time-based equity awards that generally vest over a period of four years as follows:

•

For stock options, a quarter of the total number of shares issuable under each option vests on the first anniversary of the grant date and the balance of the shares subject to the option vest in equal monthly installments over the next 36 months thereafter; and

•	For restricted stock units, a quarter of the total number of restricted stock units vest on each of the first four anniversaries of the grant date.

In fiscal 2010, after consideration of the factors discussed above, the Committee approved the following stock option and restricted stock unit awards to our executive officers. The size of Mr. Yeaman’s award relative to the other executive officers’ awards reflects Mr. Yeaman’s position as Chief Executive Officer. The size of Mr. Rockwell’s restricted stock unit award relative to the other executive officers’ awards was based on consideration of Mr. Rockwell’s then-current equity position relative to the other executive officers and his contributions to the Company.

Executive Officers	Grant Date	Number of Options	Exercise Price	Number of Restricted Stock Units
Kevin Yeaman	02/08/10	135,000	$51.19	30,000
Murray Demo	02/08/10	66,000	$51.19	14,670
Mark Anderson	02/08/10	42,000	$51.19	9,330
Ramzi Haidamus	02/08/10	72,000	$51.19	16,000
Michael Rockwell	02/08/10	66,000	$51.19	29,670

All stock options have a per-share exercise price equal to the fair market value of the Company’s Class A Common Stock on the grant date. The Committee has not granted, nor does it intend to grant, equity compensation awards in anticipation of the release of material, nonpublic information that is likely to result in changes to the price of our Class A Common Stock, such as a significant positive or negative earnings announcement. Similarly, the Company has not timed, nor does it intend to time, the release of material, nonpublic information based on equity award grant dates.

Equity-Based Award and Grant Vesting Policy

The Committee previously adopted an Equity-Based Award and Grant Vesting Policy (the “Equity Policy”), applying to all equity awards granted to employees, which provided that:

•

New hire, promotion and retention awards may only be made once per month on the 15th day of the month. If the 15th day of the month falls on a weekend or holiday, awards may be made on the first business day immediately following the 15th day of the month.

•

Ongoing awards (i.e., other than new hire, promotion and retention awards) may only be made once per fiscal quarter on the third trading day following the date of the earnings release relating to financial results for the prior fiscal quarter.

•

If a pricing term is applicable to a particular award (e.g., an exercise price for a stock option award), the pricing term will be established by reference to the fair market value of the Company’s Class A Common Stock on the award date as determined in accordance with applicable equity plan provisions.

•

Equity-based award approvals by meeting and by unanimous written consent may precede the award date so long as the approval is effective as of the respective award date. Approvals (by meeting or unanimous written consents) of equity-based awards may never occur after the award date.

In July 2010, the Committee amended the Equity Policy to:

•	Provide that ongoing awards may only be made on December 15th. If December 15th falls on a weekend or holiday, awards may be made on the first business day immediately following December 15th.

•

Provide that if the Committee adopts an Executive Annual Incentive Plan that permits the Committee to award restricted stock units in lieu of cash, the timing of any such restricted stock unit grants shall be determined by the Committee at the time it adopts the applicable Executive Annual Incentive Plan. When determining the timing of such awards, the Committee is to take into consideration the principles embodied in the Equity Policy.

Restrictions on Trading Securities

We have an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to shares of our Common Stock.

Kevin Yeaman Employment Agreement

In connection with the appointment of Mr. Yeaman as President and Chief Executive Officer of the Company in fiscal 2009, the Company and Mr. Yeaman entered into an employment agreement, which provided for, among other things, a minimum target percentage for his annual cash incentive award opportunity. The agreement also provides Mr. Yeaman with certain protection in the event of his termination of employment under specified circumstances, including following a change in control of the Company. For a summary of the material terms and conditions of these provisions, see “Potential Payments Upon Termination or Change in Control.”

Generally Available Benefits

In fiscal 2010, our executive officers were eligible to participate in our employee stock purchase plan (“ESPP”) and the health and welfare programs that are generally available to our other full-time employees, including medical, dental and vision plans; flexible spending accounts for healthcare and childcare; life, accidental death and dismemberment and disability insurance; and paid time off.

The Company also maintains a tax-qualified 401(k) Plan, which is broadly available to all of our U.S. general employee population. Under the 401(k) Plan, all Company employees are eligible to receive matching contributions and profit-sharing contributions from the Company which together were capped at a maximum of up to $26,510 per participating employee in calendar 2010.

Severance and Change in Control Arrangements

General

Our employee stock plans contain vesting acceleration provisions that may be triggered by a termination of employment by the Company without “cause” or an employee with “good reason” within 12 months following a change in control of the Company or if the equity award is not assumed by the successor entity in connection with a change in control. The vesting acceleration benefits are intended to secure the continued dedication of our employees, including our executive officers, notwithstanding the possibility or occurrence of a change in control.

Severance Agreements

In addition, we entered into severance arrangements with Messrs. Anderson and Yeaman as described under the section entitled “Potential Payments Upon Termination or Change of Control”.

We previously negotiated Mr. Anderson’s severance arrangement when he joined the Company in 2003. Shortly following fiscal 2010 year end, Mark Anderson informed the Company that he would resign, effective January 14, 2011, as the Executive Vice President, General Counsel and Secretary of the Company. In connection with Mr. Anderson’s resignation, we negotiated a Separation Agreement and Release with Mr. Anderson, which supersedes his 2003 severance arrangement. Details relating to Mr. Anderson’s resignation are included in the Company’s Current Report on Form 8-K dated October 4, 2010.

We negotiated Mr. Yeaman’s arrangement to induce him to resign from his former position and accept the position of Chief Executive Officer in 2009. This arrangement is intended to provide him with a certain measure of job security and protection against termination of employment without cause and termination or loss of employment through no fault of his own.

Accounting and Tax Considerations

We generally take into consideration the accounting and tax effect of each element of compensation when establishing the compensation programs, practices and packages for our executive officers and attempt to keep the compensation expense associated with such programs, practices and packages within reasonable levels and an established budget.

Accounting for Equity-Based Awards

We examine the accounting cost associated with equity compensation in light of requirements under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”). The Committee considered ASC 718 requirements at the time it decided in fiscal 2008 to transition to a portfolio approach of granting equity awards comprised of a combination of stock options and restricted stock units to certain employees, including our executive officers. ASC 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors including stock options and restricted stock units based on the grant date “fair value” of the awards. This calculation is performed for accounting purposes, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements (net of estimated forfeitures, which are determined based on historical experience) over the period that a recipient is required to render service in exchange for the option or other award.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) imposes limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation above $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code. Income from options granted under the Company’s stock plans would generally qualify for a deduction under these restrictions so long as the options are granted by a committee whose members are non-employee directors. The annual cash incentive compensation paid to our Chief Executive Officer is intended to qualify as deductible “performance-based compensation” within the meaning of the Code. The annual cash incentive compensation paid to our other executive officers does not qualify as deductible “performance-based compensation” within the meaning of the Code. In addition, any stock options granted to our named executive officers are also intended to be “performance-based compensation” since they are granted by the Committee, which is comprised solely of non-employee directors, and granted subject to limitations in our employee stock plans (including the requirement that they be granted with a per share exercise price at least equal to the fair market value of a share of our Class A common on the date of grant). However, restricted stock units granted to our named executive officers with time-based vesting do not qualify as “performance-based compensation” under these restrictions. In fiscal 2010 the vesting of time-based restricted stock units, when combined with other compensation that was not “performance based compensation” for purposes of the Code, resulted in aggregate payments that were in excess of the Code’s deduction limit for our Chief Executive Officer and two other named executive officers. We expect the vesting of time-based restricted stock units in the future for our named executive officers, when combined with other compensation that is not “performance based compensation” for purposes of the Code, will result in aggregate payments that will be in excess of the Code’s deduction limit.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Ted W. Hall, Chairman

Nicholas Donatiello, Jr.

Roger Siboni

Compensation Program Risk Assessment

During fiscal 2010, members of the Company’s Internal Audit Department (“Internal Audit”), with assistance from the Company’s Human Resources and Corporate Legal Departments, conducted a risk assessment of the Company’s compensation plans and arrangements and related risk management practices to evaluate whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Management reviewed the risk assessment findings prior to submitting the report to the Compensation and Audit Committees.

The scope of the assessment included the Company’s annual incentive plans, 2005 Stock Plan and executive change in control arrangements. The scope of the assessment excluded compensation plans and arrangements that were not contingent on individual or Company performance (e.g., base salary and health benefits), and thus should not encourage risk taking activities. The assessment involved reviewing the design of the Company’s plan-based and non-plan based compensation programs, including purpose, eligibility, basic structure, performance measures, limits and measurement periods. The assessment considered how target level performance is determined (including thresholds), the frequency of payouts, the mix of fixed and variable compensation and the mix of short- and long-term compensation and management oversight.

In particular, Internal Audit considered the following elements of the Company’s compensation plans and policies when evaluating whether the Company’s plans and policies encourage our executives and employees to take unreasonable risks:

•

The mix of fixed (base salary) and variable (cash annual incentive and equity) compensation, including short-term (cash annual incentive) and long-term (equity) incentives, reduces the significance of any one particular compensation component.

•

The mixed equity portfolio (stock options and RSUs) creates a level of diversification to withstand market fluctuations, thereby decreasing incentives, potentially inherent in stock option holdings, to assume excessive or inappropriate risks.

•	Our usual four year equity vesting period encourages long-term perspectives among participants.

•	Executive compensation is weighted more towards long-term equity compensation with the intention to discourage short-term risk taking.

•	The Compensation Committee oversees the design of the Company’s annual incentive plans and equity programs.

•	Our use of a combination of revenue and non-GAAP operating income as Company performance measures provides balanced objectives emphasizing both revenue generation and expense management.

•	Our Compensation Committee retains discretion to modify, reduce or to eliminate incentive bonuses that would otherwise be payable based on actual financial performance.

•

Our system of internal control over financial reporting and whistle-blower program, among other things, reduce the likelihood of manipulation of our financial performance to enhance payments under our incentive bonus plans.

Fiscal 2010 Summary Compensation Table

The following narrative, tables and footnotes describe the “total compensation” earned during the fiscal year by our President and Chief Executive Officer in fiscal 2010, our Chief Financial Officer in fiscal 2010 and our three other most highly-compensated persons serving as executive officers at the end of fiscal 2010 (our “Named Executive Officers”). The total compensation presented below does not reflect the actual compensation received by our Named Executive Officers in each fiscal year or the target compensation of our Named Executive Officers in each fiscal year. The actual value realized by our Named Executive Officers in fiscal 2010 from long-term incentives (stock options and RSUs) is presented in the Option Exercises and Stock Vested at 2010 Fiscal Year-End table in this Proxy Statement.

The individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary.  Unless otherwise noted, base salary earned during the fiscal year and amounts shown represent 52 weeks of salary and include amounts deferred pursuant to the Company’s 401(k) plan. See “Compensation Discussion and Analysis—Base Salary”.

Bonus.  Amounts shown are cash compensation provided as an additional incentive to attract key talent, as a reward for exceptional performance, and/or as a retention tool.

Stock Awards and Option Awards.  Stock Awards consist solely of RSU awards and Option Awards consist solely of stock option awards. Amounts shown reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 5 to our consolidated financial statements in our 2010 Annual Report on Form 10-K for the assumptions underlying the grant date fair value. Amounts shown do not reflect compensation actually received by the Named Executive Officer. There can be no assurance that RSUs will vest or stock options will be exercised (in either of which case no value will be realized by the individual) or that the value on vesting or exercise will approximate the compensation expense recognized by the Company. Details about the RSU and stock option awards made during fiscal 2010 are included in the Grants of Plan-Based Awards in Fiscal 2010 table below. See also “Compensation Discussion and Analysis—Long-Term Equity Incentives” for additional information.

In accordance with SEC rules, the Company recalculated the amounts shown for fiscal 2008 and fiscal 2009 to reflect the grant date fair value of RSU and stock option awards and these amounts are therefore different from the amounts shown in our fiscal 2008 and 2009 proxy statements.

Non-Equity Incentive Plan Compensation.  The amount of Non-Equity Incentive Plan Compensation generally consists of the Dolby Executive Annual Incentive Plan awards earned in the fiscal year. Such awards are based on Dolby’s performance during the fiscal year and are paid in the following fiscal year. For information on these awards. see “Compensation Discussion and Analysis—Annual Cash Incentive Compensation” and “Grants of Plan-Based Awards in Fiscal 2010”.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Kevin Yeaman	2010	586,731		—		1,535,700	2,629,031	1,164,000		27,320	(1)	5,942,782
President and Chief Executive Officer	2009	460,962	(2)	—		957,300	1,652,642	443,251		27,738	(1)	3,541,893
	2008	360,000		—		337,050	707,172	635,310		26,655	(1)	2,066,187

Murray Demo	2010	423,508		—		750,957	1,285,304	544,752		7,154	(3)	3,011,675
Executive Vice President and Chief Financial Officer	2009	161,539	(4)	75,000	(4)	1,159,200	1,970,052	115,507	(4)	318	(3)	3,481,616

Mark Anderson	2010	367,934		—		477,603	817,921	467,579		27,305	(6)	2,158,342
Executive Vice President, General Counsel and Secretary(5)	2009	351,692		—		276,660	532,670	262,057		27,673	(6)	1,450,752
	2008	335,000		—		288,900	545,532	433,540		26,563	(6)	1,629,535

Ramzi Haidamus	2010	408,815		—		819,040	1,402,150	519,532		27,320	(8)	3,176,857
Executive Vice President, Sales and Marketing(7)	2009	365,385		—		797,750	614,619	291,175		36,617	(8)	2,105,546

Michael Rockwell	2010	381,157		—		1,518,807	1,285,304	490,277		27,312	(10)	3,702,857
Executive Vice President, Products and Technologies(9)	2009	344,938		—		279,426	544,118	262,057		27,649	(10)	1,458,188

(1)	In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2009, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,228 in life insurance premiums. In fiscal 2008, comprised of $24,800 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,855 in life insurance premiums.
(2)	Mr. Yeaman was appointed President and Chief Executive Officer effective March 28, 2009. Before this appointment, Mr. Yeaman served as our Executive Vice President and Chief Financial Officer. In connection with his appointment as President and Chief Executive Officer, Mr. Yeaman’s annual base salary for calendar 2009 was increased from $385,000 to $550,000.
(3)	In fiscal 2010, comprised of $6,344 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2009, comprised $318 in life insurance premiums.
(4)	Mr. Demo joined the Company on May 4, 2009 and received a sign-on bonus of $75,000. Mr. Demo’s base salary and annual cash incentive compensation for fiscal 2009 reflect a partial year of service.
(5)	On October 4, 2010, Mr. Anderson announced he will resign, effective January 14, 2011, as Executive Vice President, General Counsel and Secretary of the Company.
(6)	In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $795 in life insurance premiums. In fiscal 2009, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,163 in life insurance premiums. In fiscal 2008, comprised of $24,800 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,763 in life insurance premiums.
(7)	Mr. Haidamus became a Named Executive Officer in fiscal 2009 and was not a Named Executive Officer in previous years.
(8)	In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2009, comprised of $26,747 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan, $1,159 in life insurance premiums and $8,712 for tax gross-ups with respect to travel in accordance with Company travel policy.
(9)	Mr. Rockwell was promoted to Executive Vice President, Products and Technologies during fiscal 2009 and was not a Named Executive Officer in previous years.
(10)	In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $802 in life insurance premiums. In fiscal 2009, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $1,139 in life insurance premiums.

Grants of Plan-Based Awards in Fiscal 2010

During fiscal 2010, we granted the following plan-based awards to our Named Executive Officers:

1.	2010 Executive Plan grants (annual cash incentive based awards),

2.	Stock Options, and

3.	RSUs.

Information with respect to each of these awards on a grant-by-grant basis is set forth in the table below. For additional information regarding each of these awards, refer to “Executive Compensation—Fiscal 2010 Summary Compensation Table” and “Compensation Discussion and Analysis” above.

						All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
Kevin Yeaman	N/A	N/A	—	600,000	5,000,000	—	—		—	—
	02/08/10	02/01/10	—	—	—	—	135,000	(5)	51.19	2,629,031
	02/08/10	02/01/10	—	—	—	30,000	—		—	1,535,700

Murray Demo	N/A	N/A	—	280,800	5,000,000	—	—		—	—
	02/08/10	02/01/10	—	—	—	—	66,000	(6)	51.19	1,285,304
	02/08/10	02/01/10	—	—	—	14,670	—		—	750,957

Mark Anderson	N/A	N/A	—	241,020	5,000,000	—	—		—	—
	02/08/10	02/01/10	—	—	—	—	42,000		51.19	817,921
	02/08/10	02/01/10	—	—	—	9,330	—		—	477,603

Ramzi Haidamus	N/A	N/A	—	267,800	5,000,000	—	—		—	—
	02/08/10	02/01/10	—	—	—	—	72,000		51.19	1,402,150
	02/08/10	02/01/10	—	—	—	16,000	—		—	819,040

Michael Rockwell	N/A	N/A	—	252,720	5,000,000	—	—		—	—
	02/08/10	02/01/10	—	—	—	—	66,000		51.19	1,285,304
	02/08/10	02/01/10	—	—	—	29,670	—		—	1,518,807

(1)	Reflects threshold, target and maximum target bonus amounts for fiscal 2010 performance under the 2010 Executive Plan, as described in “Compensation Discussion and Analysis—Annual Cash Incentive Compensation”. The actual bonus amounts were determined by the Compensation Committee in November 2010 and are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Fiscal 2010 Summary Compensation Table”.
(2)	Reflects awards of RSUs granted under the 2005 Stock Plan. A quarter of the total number of RSUs vests on each of the first four anniversaries of the grant date. See “Potential Payments Upon Termination or Change of Control—Termination or Change of Control Arrangements” for a further description of certain terms relating to these awards.
(3)	Reflects stock options granted under the 2005 Stock Plan, which were granted with an exercise price equal to the closing price of our Common Stock on the date of grant. A quarter of the total number of shares issuable under each stock option vests on the first anniversary of the grant date and the balance of the shares subject to the stock option vest in equal monthly installments over the next 36 months thereafter. See “Potential Payments Upon Termination or Change of Control—Termination or Change of Control Arrangements” for a further description of certain terms relating to these awards.
(4)	Amounts shown do not reflect compensation actually received by the Named Executive Officer. Amounts shown reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 5 to our consolidated financial statements in our 2010 Annual Report on Form 10-K for the assumptions underlying the grant date fair value. These amounts do not correspond to the actual value that will be recognized by the Named Executive Officers.
(5)	Stock options are held in the name of the Yeaman Trust.
(6)	Stock options are held in the name of the Demo Trust.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table presents information concerning all outstanding equity awards as of the end of fiscal 2010 for each Named Executive Officer.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Kevin Yeaman	—		135,000	(a)	—	51.19	2/08/2020
	45,376	(b)	75,624	(b)	—	31.91	3/16/2019
	17,500	(c)	17,500	(c)	—	48.15	02/05/2018
	45,000	(d)	15,000	(d)	—	28.13	11/14/2016
	25,000	(e)	—		—	16.58	10/24/2015
								30,000	(a)	1,852,200	—	—
								22,500	(b)	1,389,150	—	—
								3,500	(c)	216,090	—	—
Murray Demo	—		66,000	(f)	—	51.19	2/08/2020
	40,001	(g)	79,999	(g)	—	38.64	5/15/2019
								14,670	(d)	905,726	—	—
								22,500	(e)	1,389,150	—	—
Mark Anderson	—		42,000	(h)	—	51.19	2/08/2020
	—		24,375	(i)	—	31.91	3/16/2019
	—		13,500	(j)	—	48.15	02/05/2018
	—		12,500	(k)	—	28.13	11/14/2016
								9,330	(f)	576,034	—	—
								6,503	(g)	401,495	—	—
								3,000	(h)	185,220	—	—
Ramzi Haidamus	—		72,000	(l)	—	51.19	2/08/2020
	—		28,125	(m)	—	31.91	3/16/2019
	—		13,500	(n)		48.15	2/5/2018
	—		13,750	(o)		28.13	11/14/2016
								16,000	(i)	987,840	—	—
								7,500	(j)	463,050	—	—
								7,500	(k)	463,050	—	—
								3,000	(l)	185,220	—	—
Michael Rockwell	—		66,000	(p)	—	51.19	2/08/2020
	189	(q)	5,625	(q)	—	31.91	3/16/2019
	625	(r)	18,125	(r)	—	32.18	2/9/2019
	—		40,000	(s)	—	47.42	11/15/2017
								29,670	(m)	1,831,826	—	—
								1,500	(n)	92,610	—	—
								5,025	(o)	310,244	—	—

(1)	Vesting of the stock options is subject to acceleration under the circumstances described under “Potential Payments Upon Termination or Change in Control—Termination or Change of Control Arrangements”. The stock options have a term of ten years, subject to earlier termination in certain events. Unless otherwise indicated in the footnotes below, each stock option represents a right to purchase shares of the Company’s Class A Common Stock, and vests with respect to a quarter of the total number of shares issuable under the stock option on each of the first four anniversaries of the grant date, with vesting generally dependant on continued service to the Company. The following footnotes set forth the initial grant dates and total grant amounts for the outstanding stock option awards:

a.	Stock option for 135,000 shares granted on February 8, 2010; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter. Stock options are held in the name of the Yeaman Trust.

b.	Stock option for 121,000 shares granted on March 16, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter. Stock options are held in the name of the Yeaman Trust.
c.	Stock option for 35,000 shares granted on February 5, 2008. Stock options are held in the name of the Yeaman Trust.
d.	Stock option for 60,000 shares granted on November 14, 2006. Stock options are held in the name of the Yeaman Trust.
e.	Stock option for 150,000 shares granted on October 24, 2005; a quarter of the total number of shares issuable under the stock option vests on each of the first four anniversaries of January 1, 2006. Stock options are held in the name the Yeaman Trust.
f.	Stock option for 66,000 shares granted on February 8, 2010; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter. Stock options are held in the name of the Demo Trust.
g.	Stock option for 120,000 shares granted on May 15, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter. Stock options are held in the name of the Demo Trust.
h.	Stock option for 42,000 shares granted on February 8, 2010; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
i.	Stock option for 39,000 shares granted on March 16, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
j.	Stock option for 27,000 shares granted on February 5, 2008.
k.	Stock option for 50,000 shares granted on November 14, 2006.
l.	Stock option for 72,000 shares granted on February 8, 2010; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
m.	Stock option for 45,000 shares granted on March 16, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
n.	Stock option for 27,000 shares granted on February 5, 2008.
o.	Stock option for 55,000 shares granted on November 14, 2006.
p.	Stock option for 66,000 shares granted on February 8, 2010; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
q.	Stock option for 9,000 shares granted on March 16, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
r.	Stock option for 30,000 shares granted on February 9, 2009; a quarter of the total number of shares issuable under the stock option vests on the first anniversary of the grant date, and the balance of the shares in equal monthly installments over the next 36 months thereafter.
s.	Stock option for 80,000 shares granted on November 15, 2007.

(2)	Unless otherwise indicated in the footnotes below, a quarter of the total number of shares issuable under the RSU grant vests on each of the first four anniversaries of the RSU grant date. Vesting of the RSUs is subject to acceleration under the circumstances described under “Potential Payments Upon Termination or Change in Control—Termination or Change of Control Arrangements”. The following footnotes set forth the initial grant dates and total grant amounts for the outstanding RSU awards:

a.	Award of 30,000 shares granted on February 8, 2010.
b.	Award of 30,000 shares granted on March 16, 2009.
c.	Award of 7,000 shares granted on February 5, 2008.
d.	Award of 14,670 shares granted on February 8, 2010.
e.	Award of 30,000 shares granted on May 15, 2009.
f.	Award of 9,330 shares granted on February 8, 2010.
g.	Award of 8,670 shares granted on March 16, 2009.
h.	Award of 6,000 shares granted on February 5, 2008.
i.	Award of 16,000 shares granted on February 8, 2010.
j.	Award of 15,000 shares granted on March 16, 2009; one-half of the total number of shares issuable under the RSU grant vest on each of the first two anniversaries of the RSU grant date.
k.	Award of 10,000 shares granted on March 16, 2009.
l.	Award of 6,000 shares granted on February 5, 2008.
m.	Award of 29,670 shares granted on February 8, 2010.
n.	Award of 2,000 shares granted on March 16, 2009.
o.	Award of 6,700 shares granted on February 9, 2009.

(3)	The values set forth in this column are based on the closing sale price of the Class A Common Stock on September 24, 2010 ($61.74 per share) multiplied by the number of unvested RSUs outstanding at September 24, 2010.

Option Exercises and Stock Vested at 2010 Fiscal Year-End

The following table presents information concerning the aggregate number of shares for which stock options were exercised and for which shares were acquired on vesting of RSUs during fiscal 2010 by each of the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Earned on Vesting (#)	Value Realized on Vesting ($)(2)
Kevin Yeaman	65,000	2,717,093	9,250	519,685
Murray Demo	—	—	7,500	481,725
Mark Anderson	53,125	1,033,736	3,667	202,279
Ramzi Haidamus	62,875	1,340,950	11,500	649,230
Michael Rockwell	54,436	1,247,156	2,175	115,178

(1)	Value realized on the exercise of stock options equals the difference between the market price of the underlying securities on the date of actual exercise and the exercise price.
(2)	Value realized on the vesting is based on the market price of the underlying securities on the date of vesting multiplied by the number of shares vested.

Potential Payments Upon Termination or Change in Control

Termination or Change of Control Arrangements

2005 Stock Plan

Our 2005 Stock Plan provides that in the event of a “change in control,” the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period.

Awards made to a non-employee director will become fully vested and exercisable immediately prior to the change in control. Awards made to our employees and consultants will be subject to an accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following our change in control.

Under the 2005 Stock Plan, “Cause” means the termination by the Company of a participant’s service based on such participant’s: (i) refusal or failure to act in accordance with any lawful Company orders; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of disability); (iii) the performance or failure to perform any act in bad faith and to the detriment of the Company; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

Under the 2005 Stock Plan, “Good Reason” means the occurrence following a change in control of any of the following events or conditions unless consented to by the participant: (a) certain reductions in the participant’s base salary; or (b) requiring the participant to be based at any place outside a 50-mile radius from the participant’s job location or residence prior to the change in control except for reasonably required business travel.

Employment Agreement with Kevin Yeaman

In connection with Mr. Yeaman’s appointment as President and Chief Executive Officer of the Company, he and the Company entered into an employment agreement, which provides, among other things, that Mr. Yeaman will receive in the event of his termination without cause or resignation for good reason other than in connection with a change of control (as such terms are defined in the employment agreement), and subject to Mr. Yeaman signing and not revoking a release of claims in favor of the Company, (1) a lump-sum payment equal to 150% of his annual base salary, (2) a lump-sum payment equal to a prorated amount of his annual target bonus, (3) accelerated vesting of 50% of his unvested equity awards, and (4) reimbursement for premiums paid for continued health benefits until the earlier of eighteen (18) months from termination or when he becomes covered under similar plans; or in the event of his termination without cause or resignation for good reason in connection with a change of control, and subject to Mr. Yeaman signing and not revoking a release of claims in favor of the Company, (1) a lump-sum payment equal to 200% of his annual base salary, (2) an additional lump sum payment equal to 100% of the target annual incentive for the year of termination, (3) accelerated vesting of 100% of his unvested equity awards, and (4) reimbursement for premiums paid for continued health benefits until the earlier of twenty-four (24) months from termination or when he becomes covered under similar plans. Mr. Yeaman’s calendar 2010 salary at the end of fiscal 2010 was $600,000

Agreements with Mark Anderson

Mark Anderson, our Executive Vice President, General Counsel and Secretary, executed an offer letter in fiscal 2003 (the “Offer Letter”), which provided that in the event Mr. Anderson’s employment was terminated without cause, he would be entitled to receive severance equal to twelve months of his then current salary at such time of termination and if Mr. Anderson’s employment was terminated without cause or he terminated his employment with good reason, his outstanding stock option awards would vest in full. Mr. Anderson’s calendar 2010 salary at the end of fiscal 2010 was $370,800.

On October 4, 2010, the Company entered into a Separation Agreement and Release with Mr. Anderson (the “Anderson Agreement”), which superseded the Offer Letter. Pursuant to the terms of the Anderson Agreement, Mr. Anderson will resign, effective January 14, 2011, as the Executive Vice President, General Counsel and Secretary of the Company. Mr. Anderson has agreed to provide transitional services as a non-officer employee of the Company from January 15, 2011 through June 30, 2011 (the “Anderson Transition Period”). During the Anderson Transition Period, Mr. Anderson will receive his base salary and standard Company-sponsored benefits, except that Mr. Anderson will not be eligible to participate in any of the Company’s fiscal 2011 annual incentive plans. In addition, pursuant to the Anderson Agreement, Mr. Anderson will receive the following from the Company: (1) a payment of 12 months of base salary, in the amount of $370,800, less applicable withholdings; (2) acceleration of Mr. Anderson’s stock options and RSUs, which shall be vested in full promptly following the commencement of the Anderson Transition Period, contingent upon his earlier resignation as the Executive Vice President, General Counsel and Secretary of the Company; (3) reimbursement of COBRA insurance premiums for a period of 12 months; (4) payment of up to $25,000 for Mr. Anderson’s use of outplacement services; and (5) reimbursement of up to $10,000 for Mr. Anderson’s costs, attorney’s fees, tax accountants’ fees and other professional fees incurred in connection with the preparation of the Anderson Agreement. The Anderson Agreement also contains a release of claims by Mr. Anderson.

Estimated Payments Upon Termination or Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the Named Executive Officers. Payments and benefits are estimated assuming that the triggering event took place on the last day of fiscal 2010 (September 24, 2010), and the price per share of our Common Stock is the closing price on the NYSE as of that date ($61.74). These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) plan, medical benefits, disability benefits and accrued vacation pay. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct.

Name	Type of Benefit	Potential Payments Upon:
		Change in Control without Assumption of Outstanding Options ($)	Voluntary Termination Not for Good Reason or Termination for Cause ($)	Involuntary Termination Other Than For Cause		Voluntary Termination for Good Reason
				Prior to Change in Control ($)	Within 12 Months of Change in Control ($)	Prior to Change in Control ($)	Within 12 Months of Change in Control ($)
Kevin Yeaman	Cash Severance Payments	—	—	1,500,000	1,800,000	1,500,000	1,800,000
	Vesting Acceleration(1)	7,879,529	—	3,939,764	7,879,529	3,939,764	7,879,529
	Continued Coverage of Employee Benefits(2)	—	—	35,293	47,057	35,293	47,057
	Total Termination Benefits	7,879,529	—	5,475,057	9,726,586	5,475,057	9,726,586

Murray Demo	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	4,839,153	—	—	1,556,556	—	1,556,556
	Total Termination Benefits	4,839,153	—	—	1,556,556	—	1,556,556

Mark Anderson(3)	Cash Severance Payments	—	—	370,800	370,800	370,800	370,800
	Vesting Acceleration(1)	2,936,546	—	2,936,546	2,936,546	2,936,546	2,936,546
	Continued Coverage of Employee Benefits, Outplacement Services and Professional Fees(2)(3)	—	—	52,069	52,069	52,069	52,069
	Total Termination Benefits	2,936,546	—	3,359,415	3,359,415	3,359,415	3,359,415

Ramzi Haidamus	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	4,343,331	—	—	4,343,331	—	4,343,331
	Total Termination Benefits	4,343,331	—	—	4,343,331	—	4,343,331

Michael Rockwell	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	4,207,348	—	—	2,683,067	—	2,683,067
	Total Termination Benefits	4,207,348	—	—	2,683,067	—	2,683,067

(1)	The values set forth in the table above are based on (i) the excess of the closing sale price of the Class A Common Stock on September 24, 2010 ($61.74 per share) over the exercise price with respect to unvested stock options, and (ii) the closing sale price of the Class A Common Stock on September 24, 2010 ($61.74 per share) in the case of RSUs.
(2)	Assumes continued coverage of health coverage benefits at the same level of coverage provided for at the end of fiscal 2010.
(3)	On October 4, 2010, Mr. Anderson entered into the Anderson Agreement and announced he will resign, effective January 14, 2011, as our Executive Vice President, General Counsel and Secretary. Amounts included in table reflect terms (including the accelerated vesting of 100% of Mr. Anderson’s unvested RSUs, up to 12 months continued coverage of health benefits, the payment of up to $25,000 for outplacement services and $10,000 for reimbursement of professional fee expenses) under the Anderson Agreement, which superseded the Offer Letter.

Compensation of Directors

The following table provides information concerning the compensation paid by us to each of our non-employee directors for fiscal 2010. Mr. Yeaman, who is an employee, did not receive additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(2)(4)	Total ($)
Ray Dolby	56,000	517,300	—	573,300
Nicholas Donatiello, Jr.	62,000	517,300	—	579,300
Peter Gotcher(5)	350,000	—	336,828	686,828
Ted W. Hall	84,000	517,300	—	601,300
Bill Jasper	56,000	517,300	—	573,300
Sanford Robertson	67,000	517,300	—	584,300
Roger Siboni	89,000	517,300	—	606,300
Avadis Tevanian, Jr.	60,000	517,300	—	577,300

(1)	Generally, consists of meeting attendance fees, annual retainers and, if applicable, committee chair retainers.
(2)	Stock Awards consist solely of RSUs and Option Awards consist solely of stock option awards. Amounts shown reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 5 to our consolidated financial statements in our 2010 Annual Report on Form 10-K for the assumptions underlying the grant date fair value. Amounts shown do not reflect compensation actually received by the directors. There can be no assurance that RSUs will vest or stock options will be exercised (in either of which case no value will be realized by the individual) or that the value on vesting or exercise will approximate the compensation expense recognized by the Company.
(3)	In fiscal 2010, our non-employee directors received the following number of RSUs:

Name	Grant Date	Approved Date	Number of RSUs	Grant Date Fair Value($)
Ray Dolby	02/09/2010	02/09/2010	10,000	517,300
Nicholas Donatiello, Jr.	02/09/2010	02/09/2010	10,000	517,300
Peter Gotcher	—	—	—	—
Ted W. Hall	02/09/2010	02/09/2010	10,000	517,300
Bill Jasper	02/09/2010	02/09/2010	10,000	517,300
Sanford Robertson	02/09/2010	02/09/2010	10,000	517,300
Roger Siboni	02/09/2010	02/09/2010	10,000	517,300
Avadis Tevanian, Jr.	02/09/2010	02/09/2010	10,000	517,300

(4)	As of September 24, 2010, the aggregate number of shares underlying outstanding stock options and RSUs for each of our non-employee directors was:

Name	Aggregate Number of Shares Underlying Outstanding Stock Options	Aggregate Number of Shares Underlying RSUs
Ray Dolby	—	10,000
Nicholas Donatiello, Jr.	—	23,334
Peter Gotcher(5)	49,151	20,001
Ted W. Hall(6)	5,000	20,001
Bill Jasper(7)	410,500	24,167
Sanford Robertson	22,501	20,001
Roger Siboni(8)	132,500	20,001
Avadis Tevanian, Jr.	—	23,334

(5)	Fees consist of $350,000 for Mr. Gotcher’s service as Executive Chairman of the Board of Directors. Option Award amount consists of the aggregate grant date fair value for 16,651 stock options granted to Mr. Gotcher as described below under “Compensation of the Executive Chairman of the Board of Directors”. Aggregate Number of Shares Underlying RSUs includes 10,000 RSUs granted to Mr. Gotcher for his service as Executive Chairman of the Board of Directors.
(6)	Stock options are held in the name of Ted W. Hall as Trustee of the Hall 2006 Trust.
(7)	Includes 10,500 stock options transferred to Mr. Jasper’s former spouse pursuant to a domestic relations order.
(8)	Includes 60,000 stock options transferred to Mr. Siboni’s former spouse pursuant to a domestic relations order.

Standard Non-Employee Director Compensation Arrangements

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board. During fiscal 2010, the Compensation Committee had authority relating to director compensation matters. During fiscal 2011, the Board transferred responsibility relating to director compensation matters to the Nominating and Governance Committee (the “Committee” for purposes of the Compensation of Directors disclosure). The Committee is now responsible for conducting periodic reviews of director compensation and, if appropriate, recommending to the Board any changes in the type or amount of compensation.

Cash Compensation

During fiscal 2010, non-employee director annual cash retainer fees were $50,000 and payable in quarterly increments. In addition, the chairman of the Audit Committee received $20,000 for his services as chairman of our Audit Committee and the chairman of the Compensation Committee received $10,000 for his services as chairman of our Compensation Committee, both payable in quarterly increments. We also paid a $1,000 per meeting fee for non-employee director attendance at Board and committee meetings.

Equity Compensation

During fiscal 2010, pursuant to the automatic outside director equity program in our 2005 Stock Plan, a newly appointed non-employee director would have been eligible to receive an initial RSU award of 20,000 shares and all other non-employee directors were eligible to receive a “subsequent” RSU award of 10,000 shares. Immediately following the 2010 annual meeting of our stockholders, non-employee directors who had been directors for at least six months automatically received the subsequent RSU awards. One-third of the shares covered by initial or subsequent RSU awards vest on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date and all shares covered by initial or subsequent RSU awards will become fully vested and exercisable immediately prior to a change in control of the Company.

During fiscal 2010, the Compensation Committee engaged Compensia, Inc. for purposes of advising the Compensation Committee on director compensation matters. The Compensation Committee provided Compensia with instructions regarding the goals of our director compensation program and instructed Compensia to evaluate our director compensation against director compensation at companies included in the direct peer group used for setting our fiscal 2010 executive officer compensation. Compensia has advised the Compensation Committee on executive officer compensation matters and has provided other services to the Company in designing employee compensation programs and received compensation for those services.

During fiscal 2011, the Committee, with input from members of the Compensation Committee and the analysis previously provided by Compensia, Inc., reviewed director compensation. Following the review, the Committee recommended and the Board approved the following changes to non-employee director equity compensation:

•	Changing RSU awards from a specified number of shares to specified values for initial RSU awards ($800,000) and annual RSU awards ($400,000).

•

Reducing the vesting period of each initial RSU award from three years to approximately two years (50% vesting per year) and the vesting period of each annual RSU award from three years to approximately one year. Vesting date approximations account for year-to-year variations in the dates of our annual meeting of stockholders.

Other Arrangements

We reimburse our non-employee directors for reasonable travel, lodging and related expenses in connection with attendance at our Board and committee meetings and Company-related activities. If eligible, non-employee directors may elect to participate in our healthcare program (which is a program that does not discriminate in scope, terms or operation, in favor of executive officers or directors), provided that they pay the premiums associated with their (and their eligible dependents’) healthcare coverage.

Compensation of the Executive Chairman of the Board of Directors

Mr. Gotcher entered into a Services Agreement dated February 24, 2009 (the “Services Agreement”) with the Company in connection with his appointment as Executive Chairman of the Board of Directors. The Services Agreement is effective from March 1, 2009 through March 1, 2011. As Executive Chairman of the Board of Directors, Mr. Gotcher provides overall leadership to the Board and counseling and advises and consults on technologies and markets and other matters as the Board may request. In consideration for his services as Executive Chairman of the Board of Directors, Mr. Gotcher receives $29,167 per month.

Under the terms of the Services Agreement, on February 16, 2010, Mr. Gotcher received a nonstatutory stock option grant to purchase 16,651 shares of the Company’s Class A Common Stock. The size of the grant was determined by the Compensation Committee, based on the Nominating and Governance Committee’s assessment of Mr. Gotcher’s achievement of performance goals relating to leadership, counseling and technology consulting during the prior year. Mr. Gotcher also is eligible to receive on February 15, 2011 a grant of a nonstatutory stock option to purchase a number of shares of the Company’s Class A Common Stock in an amount equal to between $100,000 and $300,000 in Black-Scholes value as of the date of grant. The size of the grant shall be determined by the Compensation Committee in the second quarter of fiscal 2011, prior to February 15, 2011, and shall be based on the Nominating and Governance Committee’s assessment of Mr. Gotcher’s achievement of certain performance goals relating to leadership, counseling and technology consulting. Each of these stock options will become fifty percent vested on the respective dates of the grants and the remaining fifty percent will fully vest on the first anniversary of the respective dates of the grants. The stock options shall have exercise prices equal to the closing stock price of the Company’s Class A Common Stock on the respective dates of grants.

In exchange for his compensation as Executive Chairman of the Board of Directors, Mr. Gotcher declined and waived any right to receive during the period of his Services Agreement the compensation paid by the Company to its non-employee members of the Board described in the Standard Non-Employee Director Compensation Arrangements above.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding stock options and RSUs and shares reserved for future issuance under our equity compensation plans as of September 24, 2010. The table does not include the 9,000,000 authorized share reserve increase under the 2005 Stock Plan that stockholders are being asked to approve under Proposal 2.

Plan Category	Class of Common Stock	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
		(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	Class A	5,705,759	(2)	$34.21	(3)	3,254,578	(4)
	Class B	754,264		$2.80		529,886	(5)

Equity compensation plans not approved by security holders	Class A	—		—		—
	Class B	—		—		—

Total	Class A	5,705,759	(2)	$34.21	(3)	3,254,578	(4)
	Class B	754,264		$2.80		529,886	(5)

(1)	Consists of the 2000 Stock Incentive Plan, 2005 Stock Plan and ESPP.
(2)	Excludes 39,202 shares that were issued at the end of the most recent ESPP purchase period, which began on May 18, 2010 and ended on November 15, 2010, after the end of our 2010 fiscal year. Includes 823,110 shares issuable upon vesting of outstanding RSUs granted under the 2005 Stock Plan.
(3)	RSUs do not have an exercise price and therefore are not included in the calculation of the weighted average exercise price.
(4)	Includes 622,081 shares available for issuance under the ESPP at the end of our 2010 fiscal year, including the 39,202 shares described in Note 2 above.
(5)	Consists of 529,886 shares available for issuance under the 2000 Stock Incentive Plan as of September 24, 2010. Our Board decided not to grant any additional stock options under the 2000 Stock Incentive Plan following the completion of our initial public offering on February 17, 2005. The 2000 Stock Incentive Plan terminated on October 1, 2010 and no shares of our Common Stock remained available for future issuance under that plan.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE 2005 STOCK PLAN

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of the Dolby Laboratories, Inc. 2005 Stock Plan (the “Plan”) to: (i) increase the shares of our Class A Common Stock issuable under the Plan by 9,000,000 shares, (ii) change the ratio under the Plan pursuant to which full value awards (including specifically any restricted stock, restricted stock unit, performance unit and performance share) granted on and after the Annual Meeting will count against the share reserve to 1.6 to 1; (iii) to extend the term of the Plan to November 9, 2020; and (iv) to reapprove the menu of performance-based compensation measures previously established under the Plan as required to be done every five (5) years under Section 162(m) of the Internal Revenue Code. We have also made other immaterial changes to the Plan which, although not subject to stockholder approval, shall become effective as of the date of the Annual Meeting.

We have adopted, subject to stockholder approval (to the extent described above), the amendment and restatement of the Plan, which is attached as Appendix A to this Proxy Statement and described in this proposal.

Our executive officers and directors have an interest in the amendment and restatement of the Plan because they are eligible for awards under the Plan.

Summary of Key Terms of Plan as Proposed to be Amended

The amended and restated Plan will:

•

Increase the share reserve by 9,000,000 shares of Class A Common Stock, from 12,000,000 shares of Class A Common Stock to 21,000,000 shares of Class A Common Stock under the Plan, subject to adjustment upon certain changes in our capital structure. Our stockholders previously authorized us to issue up to a total of 12,000,000 shares of Class A Common Stock under the Plan. We believe the increased share reserve, available to provide a predictable amount of equity for attracting, retaining and motivating employees, directors and consultants, will be sufficient for a three-to-five year period.

•	Extend the Plan’s term six years from November 2014 to November 9, 2020.

•

Reapprove the menu of performance-based compensation measures to be used under the Plan as required by Section 162(m) of the Internal Revenue Code. Our stockholders have previously approved the identical menu of performance-based compensation measures, and we are asking for reapproval as required by Section 162(m) of the Internal Revenue Code in order to ensure the availability of federal tax deductions for certain performance-based compensation.

•

The Company has always recognized that depleting the Plan’s share reserve by granting awards with an exercise price that is less than the fair market value of the Company’s Class A Common Stock on the date of grant potentially makes the Plan more costly to its stockholders. Accordingly, each award previously granted under the Plan with an exercise price that is less than fair market value (including specifically any restricted stock, RSU, performance unit and performance share) has counted, and will continue to count, against the Plan’s share reserve as 2 shares for every 1 share subject to such award. In order to maximize our share reserve over a longer period of time, but in keeping with our practices of including such a share counting feature, the Company is requesting stockholder approval to lower this ratio for any awards granted on or after the Annual Meeting to count against the Plan’s share reserve as 1.6 shares for every 1 share subject to such award.

•

The Plan will prohibit repricings of awards unless stockholder approval is obtained. Accordingly under the Plan, an award can neither be (i) amended to reduce the exercise price of such award nor (ii) cancelled in exchange for cash or other awards with an exercise price that is less than the exercise price of the original award without stockholder approval.

•

Any stock option and/or SAR granted under the Plan will have an exercise price equal to at least 100% of the fair market value of the Company’s Class A Common Stock on the date of grant and will also each have a maximum term of a ten years.

•

The Plan will prohibit the right of the administrator to determine and implement the terms and conditions of any program that would permit participants to transfer for value any outstanding awards to a financial institution or any other person without stockholder approval. A transfer for “value” would not be deemed to occur under this Plan where an award is transferred by a Plan participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the administrator.

•

The Plan provides that only shares with respect to awards granted under the Plan that expire or are forfeited or cancelled will again be available for issuance under the Plan. The following shares will not be added back to the aggregate plan limit: (i) shares tendered in payment of any exercise or purchase price; and (ii) shares withheld by the Company to satisfy the tax withholding obligations of stock options and SARs.

•

Incorporate other immaterial changes set forth in the text of the amended and restated Plan, including authorizing the administrator to incorporate compensation recovery terms (“clawbacks”) in award agreements and authorizing explicitly net share exercise programs for stock options.

Description of the Amended and Restated 2005 Stock Plan

The following description of the principal features of the amended and restated Plan is qualified in its entirety by reference to the text of the amended and restated Plan, which is attached as Appendix A to this Proxy Statement.

Purpose

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business.

Eligibility

Plan-eligible participants include employees, consultants and directors of the Company and its subsidiaries. As of November 30, 2010, we had approximately 1,245 employees (including one employee director) and eight non-employee directors. While consultants are eligible to participate pursuant to the terms of the Plan, the Company does not generally make equity grants to its consultants.

Administration of Plan

The Compensation Committee administers the Plan. The administrator has the power to determine the terms of the awards, including the individuals to whom awards will be made, the type of awards, the amount of the awards, the exercisability of the awards, the form of consideration, if any, payable upon exercise. Additionally, the administrator makes all other determinations necessary or advisable for the administration of the Plan, including interpreting the Plan and any award agreements under the Plan. In addition, the Stock Plan Committee may act as administrator in limited circumstances, as it has the authority to grant equity-based awards to employees and consultants who are not executive officers or directors of the Company. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m), the Compensation Committee, which consists of two or more “outside directors” within the meaning of Section 162(m), approves such grants and the performance goals for any performance period. In the case of awards granted to certain executive officers that require the achievement of specified performance goals, following the completion of the performance period, the Compensation Committee will certify, to the extent required by Section 162(m), in writing whether, and to what extent, the performance goals for the performance period have been achieved.

Share Reserve

Assuming stockholders approve this proposal, a total of 21,000,000 shares of our Class A Common Stock will have been authorized for issuance under the Plan. On November 30, 2010, stock options to purchase 4,670,078 shares of our Class A Common Stock, RSUs to acquire 831,634 shares of our Class A Common Stock and SARs covering 3,300 shares of our Class A Common Stock were outstanding under the Plan. The outstanding stock options had a weighted average exercise price of $40.90 and the outstanding SARs had a weighted average exercise price of $19.20. On November 30, 2010, 2,565,122 shares of our Class A Common Stock remained available for future issuance under our Plan. Any shares subject to an award granted prior to the Annual Meeting with a per share price less than the fair market value of our Class A Common Stock on the date of grant are counted against the authorized share reserve as 2 shares for every 1 share subject to the award, and if returned to the Plan such shares are counted as 2 shares for every 1 share returned. For any awards granted on or after the Annual Meeting, any shares subject to an award with a per share price less than the fair market value of our Class A Common Stock on the date of grant will be counted against the authorized share reserve as 1.6 shares for every 1 share subject to such award, and if returned to the Plan such shares will be counted as 1.6 shares for every 1 share returned.

On November 30, 2010, stock options to purchase 5,107,092 shares of our Common Stock, RSUs to acquire 831,634 shares of our Common Stock and SARs covering 10,825 shares of our Common Stock were outstanding under the Company’s Plan and 2000 Stock Incentive Plan. Those outstanding stock options had a weighted average exercise price of $37.68 and a weighted average remaining contractual term of 7.45 years. Those outstanding SARs had a weighted average exercise price of $8.50 and a weighted average remaining contractual term of 3.11 years. On November 30, 2010, 2,565,122 shares of our Common Stock remained available for future issuance under the Plan and no shares of our Common Stock remained available for future issuance under our 2000 Stock Incentive Plan, because the 2000 Stock Incentive Plan terminated on October 1, 2010.

If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, RSUs, deferred stock units, performance shares or performance units, is forfeited to or repurchased by the Company, the unpurchased shares (or for awards other than stock options and SARs, the forfeited or repurchased shares) will become available for future grant or sale under the Plan. If a SAR is settled in shares, the gross number of shares exercised will cease to be available under the Plan. Shares that actually have been issued under the Plan under any award will not be returned to the Plan and will not become available for future distribution under the Plan.

If unvested shares of restricted stock, RSUs, deferred stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an award (including pursuant to a net exercise of a stock option) and/or to satisfy the tax withholding obligations related to a stock option or SAR will not become available for future grant or sale under the Plan. Notwithstanding the foregoing however, and for the avoidance of doubt, shares used to satisfy tax withholding obligations related to restricted stock, RSUs, deferred stock units, performance shares or performance units shall become available for future grant or sale under the Plan. Awards paid out in cash rather than shares will not reduce the number of shares available for issuance under the Plan. Shares actually issued pursuant to awards transferred under any award transfer program will not be again available for grant under the Plan.

Limitations

The administrator contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year pursuant to stock options, SARs, restricted stock, RSUs, or performance shares is limited to 2,000,000, and the maximum which could be issued to any one individual in any fiscal year pursuant to the grant of performance units or performance bonus awards is $5,000,000. In addition, an individual may be granted stock options or SARs to purchase up to an additional 2,000,000 shares of Class A Common Stock in connection with his or her initial hiring by the Company.

The administrator will adjust the maximum number and type of securities that may be granted pursuant to the Plan, the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as the number and type of securities subject to outstanding awards, the stock option price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares and any other conditions of outstanding awards, in the event of a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting our Class A Common Stock.

Awards

The Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, RSUs, SARs, deferred stock units, performance units, performance shares and performance cash bonus awards. Set forth below is a general description of the types of awards that may be granted under the Plan. On November 30, 2010, the closing price of our Class A Common Stock on the NYSE was $63.29 per share.

Stock Options

The per share exercise price for the shares to be issued pursuant to exercise of a stock option shall be no less than 100% of the fair market value of our Class A Common Stock on the date of grant. The term of any stock option, including specifically an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other stock options.

Upon termination of a participant’s service with us or with a subsidiary of ours, he or she may exercise his or her stock option for the period of time stated in the stock option agreement. Generally, if termination is due to death or disability, the stock option will remain exercisable for 12 months. In all other cases, the stock option will generally remain exercisable for three months. However, a stock option may never be exercised later than the expiration of its term.

Stock Appreciation Rights

SARs allow the recipient to receive the appreciation in the fair market value of our Class A Common Stock between the exercise date and the date of grant. The administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our Class A Common Stock, or a combination thereof. Notwithstanding the foregoing, the terms of a SAR will require that the per share exercise price for the shares to be issued pursuant to the exercise of a SAR shall be no less than 100% of the fair market value of our Class A Common Stock on the date of grant and the term of any SAR may not exceed ten years.

Restricted Stock

Restricted stock awards are shares of our Class A Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units (RSUs) represent the right to receive shares of our Class A Common Stock after satisfying applicable vesting conditions established by the administrator. RSUs also may be settled in cash. The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the employee. The administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals, performance goals or any other basis determined by the administrator in its discretion. Unless and until the RSUs vest, the employee will have no right to receive shares or a cash payment under such RSUs.

Deferred Stock Units

The Plan permits the grant of deferred stock units, which may consist of restricted stock, performance shares or performance unit awards that are paid out in installments or on a deferred basis, as determined in the administrator’s sole discretion and in accordance with rules and procedures established by the administrator. Deferred stock units may be settled in cash, shares of our Class A Common Stock or a combination of cash and our Class A Common Stock.

Performance-Based Compensation

Performance units, performance shares and performance cash bonuses are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. As described below, the administrator will establish organizational or individual performance goals in its discretion within the parameters of the Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units, performance shares and performance cash bonuses to be paid out to participants. Performance units will have an initial dollar value established by the administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our Class A Common Stock on the grant date.

The Plan, as proposed to be amended and subject to stockholder approval, provides specific measures from which the administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of a share of our Class A Common Stock, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales.

Prior to the beginning of any applicable performance period or such later date as permitted under Section 162(m), the administrator will establish one or more performance goals applicable to the awards of the executive officers covered by Section 162(m). The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the administrator. The degree of attainment of these performance measures will, according to criteria established by the administrator, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the administrator will certify in writing, as to the executive officers covered by Section 162(m), the extent to which the applicable performance goals have been attained and the resulting value to be paid to each such executive officer. The administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to such executive officer on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other executive officer. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the administrator may provide for the payment of dividend equivalents or interest during the deferral period.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Section 162(m) performance-based exception.

Outside Director Awards

During fiscal 2010, pursuant to the automatic outside director equity program in the Plan, a newly appointed non-employee director would have been eligible to receive an initial RSU award of 20,000 shares and all other non-employee directors were eligible to receive a “subsequent” RSU award of 10,000 shares. Immediately following the 2010 annual meeting of our stockholders, non-employee directors who had been directors for at least six months automatically received a subsequent RSU award. One-third of the shares covered by initial or subsequent RSU awards vest on each of the first three anniversaries of the grant date as long as the director continues to serve on the applicable vesting date and all shares covered by initial or subsequent RSU awards will become fully vested and exercisable immediately prior to a change in control of the Company.

During fiscal 2011, the Nominating and Governance Committee recommended and the Board approved commencing with the Annual Meeting the following changes to the automatic outside director equity program in the Plan:

•	Changing RSU awards from a specified number of shares to specified values for initial RSU awards ($800,000) and annual RSU awards ($400,000).

•

Reducing the vesting period of each initial RSU award from three years to approximately two years (50% vesting per year) and the vesting period of each annual RSU award from three years to approximately one year. Vesting date approximations account for year-to-year variations in the dates of our annual meeting of stockholders.

The administrator, which is not the Compensation Committee but the Board in the case of director equity, may change the number of shares subject to the initial and subsequent annual RSUs and the terms of such RSUs, and may grant a different mix of equity awards of an equivalent value to such RSUs as determined by our Board on the date of grant.

Effect of a Change in Control

The Plan provides that in the event of a “change in control” of the Company, the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the Plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period. Awards made to a non-employee director will become fully vested and exercisable immediately prior to the change in control. Awards made to our employees and consultants will be subject to an accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following a change in control.

Transferability

Unless otherwise permitted by the administrator, the Plan generally does not allow for the transfer of awards, and, consequently, only the recipient of an award generally may exercise an award during his or her lifetime. The Company has granted non-statutory stock options under the Plan to its executive officers and directors that permit transfers for estate planning purposes. In no event are transfers to a third party for consideration permitted.

Prohibition on Repricing Awards

Unless approved by our stockholders, no stock option or SAR may be amended to reduce its exercise price or measurement price, and no outstanding stock option or SAR may be cancelled in exchange for the grant in substitution thereof any new awards with a lower exercise price or measurement price, and no outstanding stock option or SAR may be cancelled in exchange for cash, except in connection with a reorganization event or change of control.

Termination and Amendment

Assuming this proposal is approved, the Plan will automatically terminate on November 9, 2020, unless we terminate it sooner. In addition, the administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the rights of any participant. However, the Company intends to obtain stockholder approval with respect to any further amendments to the Plan to the extent required by applicable law.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the stock option was granted nor within one year following the exercise of the stock option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the stock option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the stock option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.  Stock options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such a stock option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the stock option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the stock option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested stock option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the stock option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  No taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Class A Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards.  A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Units.  There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Bonus, Performance Shares and Performance Unit Awards.  A participant generally will recognize no income upon the grant of a performance share, performance bonus or performance unit award. Upon the settlement and/or payment of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Unit Awards.  A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our Class A Common Stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Plan Benefits

Target annual incentive (bonus) amounts for fiscal 2011 under the 2011 Executive Dolby Annual Incentive Plan and RSU and stock option awards previously granted to the Named Executive Officers in fiscal 2010 and fiscal 2011 are determinable at this time. Other benefits and amounts that may be received by each of the Named Executive Officers, the executive officers as a group and all other employees under the Plan cannot be determined at this time because the administrator has full discretion to determine the number, type and value of awards under the Plan. Actual amounts received under the 2011 Executive Dolby Annual Incentive Plan will depend on who participates in the Plan, actual performance measured against the attainment of pre-established performance goals and the Compensation Committee’s discretion to adjust such amounts. Commencing with the Annual Meeting, immediately following each annual meeting of our stockholders each non-employee director who has been a director for at least six months automatically will be granted a RSU covering that number of shares as determined by dividing $400,000 by the fair market value of a share of Class A Common Stock on the date of grant, rounded down to the nearest whole RSU. In addition, any new non-employee director (who was not previously an employee director) automatically will be granted a RSU covering that number of shares as determined by dividing $800,000 by the fair market value of a share of Class A Common Stock on the date of grant, rounded down to the nearest whole RSU. See “Compensation of Directors” for a description of director compensation under the Plan. The following table sets forth fiscal 2011 compensation under the Plan for the following persons or groups for whom a target incentive compensation, RSU or stock option grant amount can be determined at this time:

Name and Position	Target Annual Incentive Compensation Amount	Number or Dollar Value of Restricted Stock Units	Number of Non- Statutory Stock Options
Kevin Yeaman	$618,000	27,100	110,000
Murray Demo	$289,224	13,500	55,000
Mark Anderson(1)	0	0	0
Ramzi Haidamus	$275,834	14,800	60,000
Michael Rockwell	$260,302	13,500	55,000
All current executive officers of the Company as a group	$1,443,360	68,900	not yet determined
All current directors who are not executive officers as a group	0	$2,400,000	0
All employees and consultants of the Company (excluding executive officers) as a group	not yet determined	not yet determined	not yet determined

(1)	Pursuant to the terms of the Anderson Agreement, Mr. Anderson is not eligible to participate in the 2011 Executive Dolby Annual Incentive Plan.

The following table sets forth the following persons or groups who received stock options or RSUs to purchase shares of our Class A Common Stock under the Plan in fiscal 2010:

Name and Position	Grant Date Fair Value of Stock Options($)(1)	Number of Stock Options	Grant Date Fair Value of Restricted Stock Units($)(1)	Number of Stock Restricted Stock Units
Kevin Yeaman	2,629,031	135,000	1,535,700	30,000
Murray Demo	1,285,304	66,000	750,957	14,670
Mark Anderson	817,921	42,000	477,603	9,330
Ramzi Haidamus	1,402,150	72,000	819,040	16,000
Michael Rockwell	1,285,304	66,000	1,518,807	29,670
All current executive officers of the Company as a group	7,419,710	381,000	5,102,107	99,670
All current directors who are not executive officers as a group	0	0	3,621,100	70,000
All employees and consultants of the Company (excluding executive officers) as a group	23,759,087	1,183,261	14,658,923	274,526

(1)	For more information about the determination of the grant date fair value, see Note 4 to the table under “Executive Compensation—Grants of Plan-Based Awards in Fiscal 2010”.

We did not grant any stock options under the Plan in fiscal 2010 to any associates of our current directors, executive officers or nominees for director. Other than Mr. Yeaman, no single person received five percent of the stock options granted under the Plan in fiscal 2010. Other than Mr. Yeaman and Mr. Rockwell, no single person received five percent of the RSUs granted under the Plan in fiscal 2010.

Proposal 2 requires the affirmative “FOR” vote of a majority of the voting power of the shares present and voting at the Annual Meeting in person or by proxy. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the Company’s 2005 Stock Plan.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the applicable proposed SEC rules.

As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis”, our executive officer compensation program is designed to attract, motivate, and retain high-caliber talent who are critical to our success. Under this program, our Named Executive Officers are rewarded for individual and collective contributions to Company success consistent with our “pay for performance” orientation. Furthermore, the executive officer total compensation program is aligned with the nature and dynamics of our business, which focuses management on achieving the Company’s annual and long-term business strategies and objectives. Additional details about our executive compensation programs, including information about the fiscal year 2010 compensation of our Named Executive Officers, are described under the section entitled “Compensation Discussion and Analysis”.

The Compensation Committee regularly reviews the executive officer compensation program to ensure that it achieves the desired goals of emphasizing long-term value creation and aligning the interests of management and stockholders through the use of equity-based awards.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2010 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to indicate how frequently they believe we should conduct the advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the applicable SEC executive compensation disclosure rules, such as Proposal 3 included in this Proxy Statement. By voting on this Proposal 4, stockholders may indicate whether they would prefer an advisory vote on the compensation of our Named Executive Officers once every three years, two years, or one year.

After careful consideration of this proposal, our Board has determined that conducting an advisory vote on the compensation of our Named Executive Officers every two years is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a two-year interval for the advisory vote on the compensation of our Named Executive Officers.

In formulating its recommendation, our Board considered that a biennial advisory vote on executive compensation is a reasonable frequency because it would allow for an appropriate interval between the vote and an opportunity to evaluate the Company’s consideration of the results of the prior vote, thereby enabling our stockholders to assess the impact of the Company’s executive compensation policies and decisions. We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders at the Annual Meeting on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of three years, two years, one year, or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every three years, two years, or one year, that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

The option of three years, two years or one year that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our Named Executive Officers that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on the compensation of our Named Executive officers more or less frequently than the option approved by our stockholders.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 4 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the option of once every two years as the frequency with which stockholders are provided an advisory vote on the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is comprised of three directors, each of whom qualifies as “independent” under the current listing requirements of the NYSE. The current members of the Audit Committee are Ted W. Hall, Sanford Robertson and Roger Siboni. The Audit Committee acts pursuant to a written charter.

In performing its functions, the Audit Committee acts in an oversight capacity and relies on the work and assurances of (i) the Company’s management, which has the primary responsibility for financial statements and reports and the Company’s internal controls, and (ii) the Company’s independent registered public accounting firm, KPMG LLP, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 24, 2010 and the Company’s internal control over financial reporting. The Audit Committee also has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP, the independence of that firm and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2010.

Audit Committee

Roger Siboni, Chairman

Ted W. Hall

Sanford Robertson

PROPOSAL 5

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2011. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed or expected to be billed by KPMG LLP for audit and other services rendered.

	Fiscal Years Ended
	2010	2009
Audit Fees(1)	$2,455,525	$2,766,125
Audit-Related Fees	—	—
Tax Fees(2)	$2,472	—
All Other Fees(3)	$181,864	$148,877

	$2,639,861	$2,915,002

(1)	Audit fees consist of fees incurred or expected to be incurred for professional services rendered for the audit of our annual consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting, review of our quarterly consolidated financial statements and foreign statutory audits and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
(2)	In fiscal 2010, tax fees consist of fees billed in connection with tax compliance and tax return preparation services.
(3)	In fiscal 2009 and fiscal 2010, all other fees consist of fees billed in connection with audits of our licensees and assessment of our enterprise resource planning system upgrade.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining KPMG LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee also has delegated authority to the chairman of the Audit Committee to approve (i) non-audit related services to be provided by the Company’s principal registered public accounting firm, and (ii) statutory audit services to be provided by the Company’s principal registered public accounting firm or other auditors.

All services and fees provided to the Company by KPMG LLP in fiscal 2010 and fiscal 2009 were pre-approved by the Audit Committee.

Required Vote

Ratification requires the affirmative vote of a majority of the voting power of the shares present and entitled to vote on Proposal 5 at the Annual Meeting in person or by proxy. Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s

Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends a vote “FOR” ratification of KPMG LLP as the Company’s independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than 10% of the Company’s Class A Common Stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during fiscal 2010 all Reporting Persons complied with all applicable reporting requirements.

ANNUAL REPORT

Our financial statements for fiscal 2010 are included in our 2010 Annual Report, which we are providing to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are also posted on our web site at http://investor.dolby.com/annuals.cfm. If you have not received or do not have access to the Annual Report, please submit a written request to our Investor Relations Department. The written request should be sent to: Investor Relations Department, Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by using the internet or telephone, or signing and mailing the enclosed proxy card promptly.

By order of the Board of Directors.

Kevin Yeaman

President and Chief Executive Officer

December 23, 2010

Appendix A

Adopted Effective February 16, 2005

Amended and Restated February 14, 2006

Amended and Restated June 6, 2006

Amended and Restated February 6, 2007

Amended and Restated November 6, 2007

Amended and Restated November 9, 2010

Amended and Restated February 2, 2011

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, Performance Units, Performance Bonus Awards and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Units, Performance Bonus Awards or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Award Transfer Program” means any program instituted by the Administrator that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Administrator.

(f) “Awarded Stock” means the Common Stock subject to an Award.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, with respect to the termination by the Company or a Related Entity of a Participant, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Participant and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Participant’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Participant’s service pursuant to (i) or (ii) above, the Company or Related Entity shall provide the Participant with notice of the Company’s or Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Participant to cure such defects in his or her service to the Company’s or Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Participant under the Plan may be exercised or purchased.

(i) “Change in Control” means the occurrence of any of the following events:

(i) For any Awards granted prior to November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) For any Awards granted on or after November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(iii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iv) For any Awards granted prior to November 6, 2007, a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(v) For any Awards granted on or after November 6, 2007, a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(vi) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k) “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(l) “Common Stock” means the Class A Common Stock of the Company, or in the case of certain Stock Appreciation Rights or Performance Units, the cash equivalent thereof.

(m) “Company” means Dolby Laboratories, Inc., a Delaware corporation, or any successor thereto.

(n) “Consultant” means any person, including an advisor, engaged by the Company or a Related Entity to render services to such entity.

(o) “Deferred Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 13 of the Plan.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(r) “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(s) “Employee” means any person, including Officers and Directors, employed by the Company or a Related Entity. Neither service as a Director nor payment of a director’s fee by the Company or Related Entity will be sufficient to constitute “employment” by the Company or Related Entity.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion; provided, however, that the Administrator may only institute an Exchange Program with the approval of the Company’s stockholders.

(v) “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(w) “Good Reason” means the occurrence following a Change in Control of any of the following events or conditions unless consented to by the Participant:

(i) For any Awards granted prior to November 6, 2007, a reduction in the Participant’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Change in Control or at any time thereafter; or

(ii) For any Awards granted on or after November 6, 2007, a material reduction in the Participant’s base salary to a level below that in effect immediately preceding the consummation of a Change in Control or at any time thereafter; or

(iii) Requiring the Participant to be based at any place outside a 50-mile radius from the Participant’s job location or residence prior to the Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Change in Control.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) “Inside Director” means a Director who is an Employee.

(z) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted pursuant to the Plan.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” means the holder of an outstanding Award.

(ff) “Performance-Based Award” means any Award that are subject to the terms and conditions set forth in Section 12. All Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code.

(gg) “Performance Bonus Award” means a cash award set forth in Section 11.

(hh) “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital,

(xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

(ii) “Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(jj) “Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(kk) “Period of Restriction” means the period during which Restricted Stock Units and/or the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

(ll) “Plan” means this 2005 Stock Plan.

(mm) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(nn) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(oo) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under the Plan or issued pursuant to the early exercise of an Option.

(pp) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(qq) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(rr) “Section 16(b)” means Section 16(b) of the Exchange Act.

(ss) “Service Provider” means an Employee, Director or Consultant.

(tt) “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(uu) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

(vv) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww) “Unvested Awards” shall mean any Award that (i) was granted to an individual in connection with such individual’s position as a Service Provider and (ii) is still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 21,000,000. Any Shares subject to an Award with a per Share exercise (or purchase) price equal to or greater than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as one (1) Share for every one (1) Share subject thereto. Except as provided in the previous sentence, any Shares subject to any other Award, including specifically any Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Shares, or any other Award with a per Share exercise (or purchase) price lower than 100% of Fair Market Value on the date of grant, shall be counted against the numerical limits of this Section 3 as follows: (i) for any Awards granted prior to February 2, 2011, as two (2) Shares for every one (1) Share subject thereto and shall be counted as two (2) Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3; and (ii) for any Awards granted on or after February 2, 2011, as 1.6 Shares for every one (1) Share subject thereto and shall be counted as 1.6 Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards and Share Accounting. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award (including specifically an Option exercised through an approved net exercise feature as provided in Section 7(d)(vi) and/or to satisfy the tax withholding obligations related to an Option or Stock Appreciation Right will not become available for future grant or sale under the Plan. Notwithstanding the foregoing however, and for the avoidance of doubt, Shares used to satisfy tax withholding obligations related to Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units shall become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding anything in the Plan or any Award Agreement to the contrary, Shares actually issued pursuant to Awards transferred under any Award Transfer Program will not be again available for grant under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment as provided in Section 17, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v) Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(viii) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(ix) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, settlement or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant, in compliance with all Applicable Laws, including specifically Section 409A of the Code, to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xii) to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xiii) to determine whether Awards will be adjusted for Dividend Equivalents;

(xiv) to establish a program, in compliance with all Applicable Laws, including specifically Section 409A of the Code, whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xv) to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xvi) to determine the terms and conditions of, and with the approval of the Company’s stockholders to institute, any Exchange Program;

(xvii) to require that the Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in an Award Agreement at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award; and

(xviii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Bonus Awards, Performance Shares and Deferred Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and a Related Entity) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or a Related Entity to terminate such relationship at any time, with or without cause.

(c) Section 162(m) Limitations. The following limitations shall apply to Awards under the Plan:

(i) No Service Provider shall be granted, in any fiscal year of the Company, (A) Options or SARs to purchase more than 2,000,000 Shares, (B) Restricted Stock or Restricted Stock Units covering more than 2,000,000 Shares, (C) Performance Shares covering more than 2,000,000 Shares or (D) Performance Units or Performance Bonus Awards that could result in such Service Provider receiving more than $5,000,000.

(ii) In connection with his or her initial service, a Service Provider may be granted Options or SARS to purchase up to an additional 2,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

(iv) If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 17(c)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

7. Stock Options.

(a) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Related Entity, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than 100% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Related Entity, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i) cash;

(ii) check;

(iii) promissory note;

(iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) consideration received by the Company under a net exercise program (surrendering shares subject to the Option to pay the applicable exercise price and/or associated tax withholding obligation) implemented by the Company in connection with the Plan;

(vii) a reduction in the amount of any Company liability to the Participant;

(viii) any combination of the foregoing methods of payment; or

(ix) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8. Restricted Stock and Restricted Stock Units.

(a) Restricted Stock.

(i) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(ii) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(iii) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(iv) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award of Restricted Stock subject to the requirements of Section 12.

(v) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(vi) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(vii) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(viii) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(b) Restricted Stock Units.

(i) Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units in such amounts as the

Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(ii) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), Performance Goals or any other basis determined by the Administrator in its discretion.

(iii) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(iv) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(v) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. Notwithstanding the foregoing, the per Share exercise price for the Shares to be issued pursuant to exercise of a SAR will be no less than 100% of the Fair Market Value per Share on the date of grant.

(d) Exercise of SARs. SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the term of each SAR will be no more than ten (10) years from the date of grant thereof and the rules of Sections 7(e)(ii), 7(e)(iii) and 7(e)(iv) also will apply to SARs.

(g) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11. Performance Bonus Awards. Any Service Provider selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus payable upon the attainment of Performance Goals that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code (hereinafter a “Covered Employee”) will be based upon objectively determinable bonus formulas established in accordance with Section 12.

12. Terms and Conditions of Any Performance-Based Award.

(a) Purpose. The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a

Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

(b) Applicability. This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

(c) Procedures with Respect to Performance Based Awards. To the extent necessary to comply with the performance-based compensation requirements of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts or methods of computation of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts or methods of computation of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d) Payment of Performance Based Awards. Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Related Entity on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13. Deferred Stock Units. Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units may be settled, in the discretion of the Administrator, in cash, Shares or a combination thereof.

14. Outside Director Awards. Except as provided in Section 14(e), grants of Awards to Outside Directors pursuant to this Section 14 will be automatic and will be made in accordance with the following provisions:

(a) Type of Award. The Company shall grant Restricted Stock Units to Outside Directors automatically pursuant to this Section 14 for all Awards on or after November 9, 2010. All Restricted Stock Units granted pursuant to this Section 14 will be subject to the other terms and conditions of the Plan.

(b) Initial Restricted Stock Unit Award. Each person who first becomes an Outside Director on or after November 9, 2010 will be automatically granted an Award of Restricted Stock Units on the date upon which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy (an “Initial Restricted Stock Unit Award”); provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive an Initial Restricted Stock Unit Award. Each Initial Restricted Stock Unit Award shall cover that number of Shares as determined by dividing $800,000 by the Fair Market Value of a Share on the date of grant, rounded down to the nearest whole Restricted Stock Unit.

(c) Annual Restricted Stock Unit Award. Each Outside Director automatically will be granted an Award of Restricted Stock Units on the date of each annual meeting of the stockholders of the Company beginning on the date of the 2011 annual meeting of stockholders (an “Annual Restricted Stock Unit Award”), provided he or she is then an Outside Director, and if as of each such date, he or she will have served on the Board for at least the preceding six (6) months. Each Annual Restricted Stock Unit Award shall cover that number of Shares as determined by dividing $400,000 by the Fair Market Value of a Share on the date of grant, rounded down to the nearest whole Restricted Stock Unit.

(d) Terms. Except as provided in Section 14(e), the terms of each Restricted Stock Unit granted pursuant to this Section 14 will be as follows:

(i) Initial Restricted Stock Unit Award.

(1) Subject to Section 17 of the Plan, any Initial Restricted Stock Unit Award granted to an Outside Director who was first appointed or elected to the Board effective as of the date of an annual meeting of stockholders will vest and be settled pursuant to the issuance of Shares as to fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the earlier of (A) the first anniversary of such Initial Stock Unit Award’s date of grant or (B) the date immediately preceding the date of the next annual meeting of stockholders that occurs after such Initial Restricted Stock Unit Award’s date of grant, and as to the remaining fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the earlier of (C) the second anniversary of such Initial Stock Unit Award’s date of grant or (D) the date immediately preceding the date of the second annual meeting of stockholders that occurs after such Initial Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such dates;

(2) Subject to Section 17 of the Plan, any Initial Restricted Stock Unit Award granted to an Outside Director who was first appointed or elected to the Board effective as of any date other than the date of an annual meeting of stockholders will vest and be settled pursuant to the issuance of Shares as to fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the first anniversary of such Initial Restricted Stock Unit Award’s date of grant, and as to the remaining fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the second anniversary of such Initial Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such dates.

(ii) Annual Restricted Stock Unit Award. Subject to Section 17 of the Plan, each Annual Restricted Stock Unit Award will become one hundred percent (100%) vested and be settled pursuant to the issuance of Shares on the earlier of (1) the first anniversary of such Annual Restricted Stock Unit Award’s date of grant or (2) the date immediately preceding the date of the next annual meeting of stockholders that occurs after such Annual Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such date.

(e) Amendment. Notwithstanding the foregoing, the Board or any authorized Committee in its discretion may change the dollar value used to determine the number of Shares subject to the Initial Restricted Stock Unit Award and/or Annual Restricted Stock Unit Awards, may change the terms of such Restricted Stock Units and may grant substitute Awards having an equivalent value to such Restricted Stock Units as determined by the Board or such authorized Committee on the date of grant.

15. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and a Related Entity. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

16. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

17. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse in full, and that any Award’s vesting schedule shall accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) Stock Options and SARS. In the event of a merger or Change in Control, an outstanding Option or SAR may be (i) assumed or substituted with an equivalent option or SAR of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation does not assume, substitute or replace a Participant’s Option or SAR, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Option or SAR that is not assumed, substituted or replaced as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed, substituted or replaced in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Options and SARs granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. With respect to Options and SARs granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

(ii) Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Performance Bonus Awards and Deferred Stock Units. In the event of a merger or Change in Control, an outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award may be (i) assumed or substituted with an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume, substitute or replace a Participant’s Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award and Deferred Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Awards granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Awards, including Shares as to which it would not otherwise be vested. With respect to Awards granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan. Subject to Section 25 of the Plan, this amended and restated Plan will become effective upon its adoption by the Board (November 9, 2010). It will continue in effect for a term of ten (10) years (November 9, 2020) unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

23. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. The Administrator may also require the application of this Section 24 with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws.

25. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 2, 2011.

Vote by Internet
• Log on to the Internet and go to www.investorvote.com/dlb
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR the election of the nominees listed in item 1, FOR Proposals 2, 3 and 5 and for a frequency of TWO YEARS for Proposal 4.
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1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Kevin Yeaman	☐	☐	02 - Peter Gotcher	☐	☐	03 - David Dolby	☐	☐

04 - Nicholas Donatiello, Jr.	☐	☐	05 - Ted W. Hall	☐	☐	06 - Bill Jasper	☐	☐

07 - Sanford Robertson	☐	☐	08 - Roger Siboni	☐	☐	09 - Avadis Tevanian, Jr.	☐	☐

		For	Against	Abstain		For	Against	Abstain
2. To amend and restate the Company’s 2005 Stock Plan.		☐	☐	☐	3. An advisory vote on executive compensation.	☐	☐	☐
	1 Yr	2 Yrs	3 Yrs	Abstain
4. An advisory vote on the frequency of holding an advisory vote on executive compensation.	☐	☐	☐	☐	5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐
6. In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joints holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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1 U P X

019H8A

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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Proxy — Dolby Laboratories, Inc.

For Annual Meeting – February 2, 2011

Kevin Yeaman and Phyllis Solomon, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Dolby Laboratories, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m., Pacific Standard Time, at the executive offices of Dolby Laboratories, Inc. located at 100 Potrero Avenue, San Francisco, CA 94103-4813, or any postponement, adjournment or continuation thereof, and instructs said proxies to vote as specified on the reverse side.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of the nominees listed in item 1, FOR Proposals 2, 3 and 5 and for a frequency of TWO YEARS for Proposal 4, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting.

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

¡	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+